                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                Coorstek, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                           [LETTERHEAD OF CoorsTek]


                   Notice of Annual Meeting of Stockholders
                           To Be Held on May 8, 2001

DEAR STOCKHOLDERS:

     We cordially invite you to attend our Annual Meeting of Stockholders to be held on May 8, 2001 at 10:00 A.M. (local time) at the American Mountaineering Center, 710 10th Street, Golden, Colorado 80401. At the meeting we will:

     1. Elect two Class I, two Class II and three Class III directors to serve on CoorsTek's board of directors for one-year, two-year and three-year terms expiring on the date of CoorsTek's 2002, 2003 and 2004 Annual Meeting of Stockholders, respectively, or until their respective successors are duly elected and shall qualify;

     2. Approve and adopt CoorsTek's Stock Option and Incentive Plan, as amended;

     3.   Approve and adopt CoorsTek's Employee Stock Purchase Plan, as amended;

     4. Ratify the selection of PricewaterhouseCoopers LLP as CoorsTek's independent auditors for the fiscal year ending December 31, 2001; and

     5. Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Our board of directors has fixed the close of business on Friday, March 16, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof. Therefore, stockholders who owned shares of CoorsTek common stock at the close of business on such date are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

     In order that your shares may be represented at the meeting if you are not personally present, you are urged to vote your shares by (1) a toll-free telephone call, (2) the Internet or (3) completing, signing and dating the enclosed proxy card and returning it promptly in the accompanying postage prepaid (if mailed in the U.S.), return envelope. If you are voting by telephone or the Internet, please follow the instructions on the proxy card.

              ALL STOCKHOLDERS ARE EXTENDED A CORDIAL INVITATION
                  TO ATTEND THE ANNUAL STOCKHOLDERS' MEETING


                                                  Sincerely,


                                                  /s/ JOSEPH G. WARREN, JR.
                                                  Joseph G. Warren, Jr.
                                                  Secretary

Golden, Colorado
April 6, 2001

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           Page
                                                                           ----
General Information                                                          1
Proposals for Consideration                                                  2
Information about Directors                                                  4
Committees and Meetings of the Board of Directors                            6
Compensation of Directors                                                    7
Audit Committee Report                                                       7
Security Ownership of Certain Beneficial
 Owners, Directors and Officers                                              9
Executive Compensation                                                      12
Compensation Committee Report on Executive Compensation                     19
Section 16(a) Beneficial Ownership Reporting Compliance                     21
Information Regarding Stock Option and Incentive Plan                       21
Information Regarding Employee Stock Purchase Plan                          27
Ratification of Independent Public Accountants                              31
Certain Relationships and Related Transactions                              31
Other Business                                                              32
Stockholder Proposals                                                       33
Availability of Report on Form 10-K                                         33

                           [LETTERHEAD OF CoorsTek]

                                PROXY STATEMENT


GENERAL INFORMATION
--------------------------------------------------------------------------------

     This proxy statement is provided in connection with the solicitation of proxies by the board of directors of CoorsTek, Inc., a Delaware corporation, for use at the annual meeting of stockholders to be held on May 8, 2001 at 10:00 a.m. (local time), or at any adjournment or postponement thereof, at the American Mountaineering Center, 710 10th Street, Golden, Colorado 80401, for the purposes set forth in this proxy statement and in the accompanying notice of annual meeting. This proxy statement and the enclosed proxy card, together with CoorsTek's annual report to stockholders for the year ended December 31, 2000, are first being mailed or given to our stockholders entitled to notice of and to vote at the annual meeting beginning on or about April 6, 2001.

WHO CAN VOTE, QUORUM AND VOTES REQUIRED

     Only stockholders of record at the close of business on March 16, 2001, the date selected as the record date by our board of directors, are entitled to notice of and to vote at the annual meeting, or at any adjournment or postponement thereof. As of March 16, 2001, there were 10,576,674 shares of our $.01 par value common stock outstanding. Each share of common stock is entitled to one vote for each director nominee and on each other matter submitted to the stockholders for a vote at the meeting. Cumulative voting is not allowed in the election of directors or for any other purposes.

     A majority of the outstanding common shares entitled to vote at the meeting must be represented in person or by proxy at the meeting in order to constitute a quorum for the transaction of business at the meeting. The vote required for each of the proposals is set forth below.

     . A plurality of the votes of the common shares present in person or represented by proxy at the annual meeting and entitled to vote is required for election of the directors.

     . The affirmative vote of a majority of the common shares present in person or represented by proxy at the annual meeting and entitled to vote is required to approve each of the other proposals to be considered at the annual meeting, other than the ratification of the selection of the auditors.

     . In the event that the selection of auditors is not ratified by a majority of the common shares present in person or represented by proxy at the annual meeting and entitled to vote, our board will review its future selection of auditors.

     Abstentions will be considered present and entitled to vote at the annual meeting and, except with respect to the election of directors, will have the effect of negative votes. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the tabulation of votes and will have no effect. If your shares are registered in the name of a broker or other "street name" nominee, your votes will only be counted as to those matters actually voted by the broker or other nominee on your behalf. If you do not provide your broker or other nominee with voting instructions, your shares will not be voted at the annual meeting (such non-votes are commonly referred to as "broker non-votes"). Broker non-votes will be considered present for purposes of establishing a quorum, but will not be counted or deemed to be present for purposes of determining whether stockholder approval of any matter has been obtained.

Voting Procedure for Proxies

     If you are a stockholder of record on the record date, you may cause your shares to be voted at the annual meeting by attending the annual meeting and voting in person, by signing and returning the enclosed proxy card, or by timely communicating your votes by telephone or the Internet, in each instance in accordance with the instructions provided in this proxy statement and the enclosed proxy card.

     All shares of CoorsTek's common stock that are entitled to vote and represented at the annual meeting by properly executed proxy cards received prior to or at the annual meeting, and not duly and timely revoked, will be voted at the annual meeting (or any adjournment, continuation or postponement thereof) in accordance with the instructions indicated on the proxy cards. If no instructions are indicated, the proxies will be voted FOR the election of each of the nominees to the board of directors and FOR adoption of each of the other proposals set forth in this proxy statement.

     If you are a stockholder of record on the record date, you may also vote your shares by telephone or the Internet. The telephone and Internet voting procedures are set forth on the enclosed proxy card and are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that your instructions have been properly recorded. If your shares are held in the name of a bank or broker, the availability of telephone and Internet voting will depend on their voting processes; therefore, it is recommended that you follow the voting instructions on the form you receive from your bank or broker.

Revocability of Proxies

     You may revoke your proxy (including a proxy granted by telephone or the Internet) at any time before it is voted at the annual meeting by (1) delivering written notice of revocation to CoorsTek, (2) substituting a new proxy dated and executed at a later date or (3) requesting, in person at the annual meeting, that the proxy be returned. Attendance at the meeting will not, by itself, revoke a proxy.

Solicitation Costs

     The solicitation of your proxy will initially be conducted by mail; however, further solicitations may be made by telephone or oral communication. Officers, directors and employees of CoorsTek may solicit proxies, but will not receive any additional compensation for their efforts. Arrangements, including reimbursement for expenses in forwarding proxy materials, will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy materials to beneficial owners of shares of CoorsTek common stock as of the record date. All of the expenses involved in preparing, assembling and mailing this proxy statement and the enclosed proxy materials will be borne by CoorsTek.


PROPOSALS FOR CONSIDERATION
--------------------------------------------------------------------------------

     You are being asked to consider and vote upon the following proposals at this year's annual meeting of stockholders:

1.   Election of directors.

     There are seven nominees for election to the board of directors: two slated to be Class I directors, two slated to be Class II directors and three slated to be Class III directors. The Class I directors will serve on the board for a one-year term, the Class II directors will serve on the board for a two-year term, and the Class III directors will serve on the board for a three-year term, each expiring in successive years on the date of CoorsTek's Annual Meeting of Stockholders to be held in 2002, 2003 and 2004, respectively. Beginning with next year's annual meeting, each class whose term expires will be elected to a three-year term. A plurality of the votes of the common shares present in person or represented by proxy at the annual meeting and entitled to vote is required for election of the directors.

     The Board of Directors unanimously recommends a vote FOR the election of each of the seven nominees for director.

2.   Approval of Stock Option and Incentive Plan, as amended.

     Our board has approved the Stock Option and Incentive Plan to attract and to encourage the continued employment and service of, and maximum efforts by, officers, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of CoorsTek. In the board's judgment, an initial or increased grant under the plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of plan participants with those of the stockholders. The affirmative vote of a majority of the common shares present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the adoption of the Stock Option and Incentive Plan.

     The Board of Directors unanimously recommends a vote FOR the adoption of the Stock Option and Incentive Plan.

3.   Approval of Employee Stock Purchase Plan, as amended.

     Our board has approved the Employee Stock Purchase Plan to enable our eligible employees, and eligible employees of our participating affiliates, through payroll deductions, to purchase shares of our common stock, to increase the employees' interest in our growth and success and encourage employee retention. The plan is intended to qualify as a Section 423 plan under the Internal Revenue Code; therefore, any purchase discount will not be taxable to the participants unless they dispose of their shares within two years after the date of purchase. The affirmative vote of a majority of the common shares present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the adoption of the Employee Stock Purchase Plan.

     The Board of Directors unanimously recommends a vote FOR the adoption of the Employee Stock Purchase Plan.

4.   Ratification of the selection of our independent auditors.

     Our board has unanimously appointed the firm of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2001, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the annual meeting. In the event that ratification of this selection of auditors is not approved by a majority of the common shares present in person or represented by proxy at the annual meeting and entitled to vote, our board will review its future selection of auditors.

     The Board of Directors unanimously recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2001.

     We know of no other matter to be acted upon at the annual meeting. However, if any other matters are properly brought before the annual meeting, the persons named in the accompanying proxy card as proxies for the holders of CoorsTek's common stock will vote thereon in accordance with their best judgment.

INFORMATION ABOUT Directors
--------------------------------------------------------------------------------

     The business and affairs of CoorsTek are managed under the direction of our board of directors, which is comprised of seven members. Pursuant to our certificate of incorporation, the board of directors is to be divided into three classes, designated as Class I, Class II and Class III, and the members of each class are to be elected to serve a three-year term, with the terms of office of each class ending in successive years. In order to establish the initial classification of the board at this annual meeting, however, the term of office of those directors elected to serve in Class I will expire at the next annual meeting of stockholders, the term of office of those directors elected to serve in Class II will expire at the 2003 annual meeting of stockholders, and the term of office of those directors elected to serve in Class III will expire at the 2004 annual meeting of stockholders. At each annual election held after the election and classification at this year's meeting, the directors of the class with a term expiring in that year will be elected for a new three-year term.

     Cumulative voting is not permitted in the election of directors. Consequently, you are entitled to one vote for each share of CoorsTek common stock held in your name for as many persons as there are directors to be elected, and for whose election you have the right to vote.

     Each of the nominees is an incumbent director and has consented to be named herein and to serve on the board if elected. If any of these director nominees should be unavailable for election at the time of the meeting, which is not anticipated, the proxies will be voted for such other person as may be recommended by the board of directors in place of each such nominee.

NOMINEES FOR DIRECTOR

     Set forth below is information with respect to each nominee for director as of April 6, 2001. For additional information concerning each of the nominees for director, including stock ownership and compensation, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS" and "EXECUTIVE COMPENSATION" beginning on pages 9 and 12, respectively.

                                                                     Nominee               Expiration of
     Name                                          Age                Class                Current Term
     ----                                         -----             ---------             ---------------
     W. J. Kitchen                                  59                   I                      2001
     Robert L. Smialek                              57                   I                      2001
     John E. Glancy                                 54                  II                      2001
     John Markle, III                               45                  II                      2001
     John K. Coors                                  44                 III                      2001
     Donald E. Miller                               70                 III                      2001
     Kimberly S. Patmore                            44                 III                      2001

     Joseph Coors, Jr. served as Chairman of our board of directors during 2000 until his retirement on October 31, 2000. John K. Coors succeeded Joseph Coors, Jr. as Chairman of our board on November 1, 2000. Additionally, William K. Coors serves as Director Emeritus on the board. As Director Emeritus, William
K. Coors provides advice and consulting services to the board. However, he is not a voting member of the board, is not required to be elected by the stockholders and is not counted for quorum purposes at director meetings.

                                    CLASS I
                       For a One-Year Term Expiring 2002

     W. J. Kitchen has served as a director since November 2000 and is a member of our compensation and corporate governance committees. Since April 2000, Dr. Kitchen has been Chairman and Chief Executive Officer of Ameranth Wireless, Inc., a software product provider that enables real-time data communication between wireless handheld computers, PCs, and the Internet. He was the Senior Vice President of Operations and Product Development of Nanogen, Inc. from 1997 to 2000 and was the Corporate Vice President and Director of Technology & Quality for Motorola, Inc. Automotive, Energy & Components Section from 1982 to 1997.

     Robert L. Smialek has served as a director since January 2000 and is a member of our audit and corporate governance committees. Mr. Smialek has been the Chief Executive Officer and President of Applied Innovation Inc. (Nasdaq:
AINN) since July 2000, a telecommunications equipment and software provider. Mr. Smialek was the Chairman, President and Chief Executive Officer of Insilco Corporation from March 1993 to July 1999, at which time he retired. He currently serves on the board of directors of Applied Innovation and General Cable Corporation (NYSE: BGC).

                                   CLASS II
                       For a Two-Year Term Expiring 2003

     John E. Glancy has served as a director since January 2000 and is a member of our compensation committee. Mr. Glancy serves as a director and executive vice president for Science Applications International Corporation, an employee-owned high technology services company. Mr. Glancy has been with SAIC in various executive positions since 1978. Mr. Glancy is Chairman of ANXeBusiness Corporation, a wholly-owned subsidiary of SAIC, and also serves as a director of Networkcar, Inc. and Arsin Corporation.

     John Markle, III has served as a director since January 2000 and is the Chairman of our corporate governance committee and also serves on our audit committee. Mr. Markle was the Senior Vice President of Strategy and Chief Information Officer of Rental Services Corporation from 1997 to January 2000. From 1987 to 1997, he was the President of Center Rental and Sales. He has been engaged in private investment activities since January 2000.

                                   CLASS III
                      For a Three-Year Term Expiring 2004

     John K. Coors has served as a director since January 2000 and as Chairman of the board since November 2000. He also serves as Chairman of our executive committee. Mr. Coors has served as our President since October 1998 and Chief Executive Officer since November 2000. Mr. Coors was the Chief Executive Officer of Golden Genesis Company, a former publicly traded, majority owned subsidiary of Graphic Packaging International Corporation (formerly ACX Technologies, Inc.) and a distributor and integrator of remote solar power applications, from January 1997 to October 1998; and President of Golden Photon, Inc., a manufacturer and developer of photovoltaic solar modules, from July 1992 to January 1997. Mr. Coors also served as Chairman of Golden Genesis Company from October 1998 to August 1999 and as a director of Graphic Packaging from August 1996 to December 1999.

     Donald E. Miller has served as a director since January 2000 and is the Chairman of our compensation committee and a member of our executive committee. Mr. Miller served as Vice Chairman of The Gates Corporation, an automotive and industrial supplier, from 1994 to August 1996 and in various executive positions from 1961 until his retirement in 1996. Mr. Miller currently serves as a director of Lennox Industries, Inc. (NYSE: LII), Sentry Insurance Company, and Chateau Communities, Inc. (NYSE: CPJ).

     Kimberly S. Patmore has served as a director since January 2000 and is the Chairman of our audit committee. Ms. Patmore has been the Chief Financial Officer of First Data Corporation since February 2000.

From 1992 to February 2000, Ms. Patmore served as Chief Financial Officer for various divisions of First Data Corporation.

     The Board of Directors recommends a vote FOR the election of each of the seven nominees for director. A plurality of the votes of the common shares present in person or represented by proxy at the annual meeting and entitled to vote is required for election of the directors.

FAMILY RELATIONSHIPS

     John K. Coors and Joseph Coors, Jr. are brothers and are nephews of William
K. Coors. There are no other family relationships among the named executive officers, directors and nominees for election to our board of directors.


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The board of directors held four regular meetings and four special meetings during 2000. Each director attended at least 75 percent of the total number of meetings held by the board and by the committees of the board on which he or she served.

     The board has established four standing committees: an audit, a compensation, an executive and a corporate governance committee. The members of the committees are comprised entirely of our directors as follows:

     -----------------------------------------------------------------------------------------------------
                                                                                             Corporate
              Board Member              Audit         Compensation         Executive        Governance
     -----------------------------------------------------------------------------------------------------
     J. K. Coors                                                              X*
     -----------------------------------------------------------------------------------------------------
     J. E. Glancy                                           X
     -----------------------------------------------------------------------------------------------------
     W. J. Kitchen                                          X                                     X
     -----------------------------------------------------------------------------------------------------
     J. Markle, III                       X                                                       X*
     -----------------------------------------------------------------------------------------------------
     D. E. Miller                                           X*                X
     -----------------------------------------------------------------------------------------------------
     K. S. Patmore                        X*
     -----------------------------------------------------------------------------------------------------
     R. L. Smialek                        X                                                       X
     -----------------------------------------------------------------------------------------------------
     Meetings Held in 2000                5                 4                 0                   0
     -----------------------------------------------------------------------------------------------------

     ------------------------------
     *  Denotes Chairman of the committee


     The functions performed by each of the committees are briefly described below:

AUDIT COMMITTEE (All members are non-employee directors.)

  .  Reviews the scope and results of the audit by our independent auditors;
  .  Recommends the appointment of our independent auditors;
  . Reviews the adequacy of our systems of internal control and accounting policies and procedures, including compliance with our ethics policy;
  . Directs and supervises investigations into matters within the scope of its duties; and
  .  Reviews quarterly financial statements and periodic financial filings.

COMPENSATION COMMITTEE (All members are non-employee directors.)

  .  Reviews and recommends to the board compensation of management personnel;
     and

  .  Reviews and approves executive incentive and benefit plans.

EXECUTIVE COMMITTEE (One member is a non-employee director and one member is an employee director.)

  . Exercises all of the authority of the board when the board is not in session except as provided in our charter documents and applicable law.

CORPORATE GOVERNANCE COMMITTEE (All members are non-employee directors.)

  . Considers and recommends nominees for election as directors (the committee does not, however, have a policy of considering nominees for director recommended by stockholders - such nominations must be made by the stockholders in accordance with our bylaws and applicable law); and

  .  Reviews and evaluates the performance of the board.


COMPENSATION OF DIRECTORS
--------------------------------------------------------------------------------

     Neither John K. Coors, an employee director, nor William K. Coors, Director Emeritus, receives additional compensation for serving on our board. Each non-employee director receives an annual retainer of $28,000, 50 percent of which is paid in shares of our common stock. The remaining 50 percent of the retainer is paid in cash unless the non-employee director elects to take all or a portion of it in shares of common stock. All shares of common stock received by non-employee directors are subject to forfeiture until completion of the applicable annual term, which ends on the date of the annual stockholders' meeting following receipt of the shares.

     In addition, each non-employee director receives a grant of 5,000 non-qualified stock options upon election to our board and an additional 3,000 non-qualified stock options each time the non-employee director is re-elected at an annual stockholder meeting. The options, with an exercise price equal to 100% of market value on the date of grant, vest if the director serves on our board from the date of grant through the first anniversary of the date of grant and expire, if unexercised, ten years from the date of grant.

     No additional amounts are paid to directors for attendance at or service on our committees. All directors and the Director Emeritus are reimbursed for expenses incurred while attending board or committee meetings and in connection with any other CoorsTek business. In addition, we have acquired accidental death and dismemberment insurance for the non-employee directors and the Director Emeritus.


AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     Our audit committee reviews our financial reporting process on behalf of our board of directors.

     Our audit committee is comprised of the three members identified below, each of whom is an "independent director" as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. They also are financially literate, and Kimberly S. Patmore, the chair of the committee, has accounting and financial management expertise. The committee has adopted a written charter and has re-evaluated it in connection with the filing of our Annual Report on Form 10-K with the Securities and Exchange Commission. A copy of the charter is attached as appendix A to this proxy statement. In fulfilling its responsibilities, the committee has reviewed and discussed the audited financial statements contained in the 2000 Annual Report on Form 10-K with our management and PricewaterhouseCoopers LLP, our independent auditors. Our management is responsible for the financial statements and the reporting process, including the system of internal controls. PricewaterhouseCoopers is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

     The committee discussed with PricewaterhouseCoopers the matters requiring discussion by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU (S)380), Communication with Audit Committees, as modified or supplemented, and all other matters required to be discussed with the auditors. In addition, the committee has received the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standard Board No. 1, Independence Discussions with Audit Committees, as modified or supplemented, and discussed with PricewaterhouseCoopers their independence from us and our management. The committee has also considered whether the independent auditors' provision of other non-audit services to us is compatible with the auditors' independence.

     For the year ended December 31, 2000, we incurred fees for services from PricewaterhouseCoopers as discussed below.

     . Audit Fees. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers for the audit of our annual financial statements and the review of the financial statements included in our Forms 10-Q for the year ended December 31, 2000 were approximately $250,000.

     . Financial Information Systems Design and Implementation Fees. PricewaterhouseCoopers did not bill any fees for the design and implementation of our financial information systems.

     . All Other Fees. The aggregate fees billed for all other services rendered by PricewaterhouseCoopers for the year ended December 31, 2000 were approximately $800,000, including, among other fees, $195,000 for the audit of the financial statements included in our Registration Statement on Form S-1, registration number 333-38824, and $500,000 for services related to a revenue ruling and tax opinion in connection with our spin-off from Graphic Packaging.

     Based on the reviews and discussions referred to above, the audit committee recommended to our board (and our board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     Respectfully submitted on February 14, 2001 by the members of the Audit Committee of the Board of Directors:

Kimberly S. Patmore, Chair
John Markle, III
Robert L. Smialek

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

     The following table sets forth the beneficial ownership of CoorsTek's common stock as of March 16, 2001 by owners of more than five percent of CoorsTek's common stock, each director, nominee for director and executive officer, and all directors and executive officers as a group:

-----------------------------------------------------------------------------------------------------------------------
                                                     Address                         Amount and Nature        Percent
              Name                                for 5% Owners                 of Beneficial Ownership (1)  of Class
-----------------------------------------------------------------------------------------------------------------------
J. & W. Seligman & Co. Incorporated (2)    100 Park Avenue - 8/th/ Floor               1,001,155               9.5%
(shared voting and investment power)       New York, NY 1000

Joseph Coors, Jr. (3)                      16000 Table Mountain Parkway                  960,544               9.1%
                                           Golden, CO 80403

David J. Greene and Co. LLC                599 Lexington Avenue                          697,084               6.6%
(shared voting and investment power)       New York, New York 10022

Adolph Coors, Jr. Trust                    Adolph Coors Company                          700,000               6.6%
(William K. Coors, Jeffrey H. Coors,       Golden, Colorado 80401
J. Brad Coors, Melissa E. Coors, and
Peter H. Coors, co-trustees

Grover C. Coors Trust                      Adolph Coors Company                          681,753               6.4%
(William K. Coors, Jeffrey H. Coors,       Golden, Colorado 80401
John K. Coors, and Joseph Coors, Jr.,
co-trustees

John K. Coors (4)                          16000 Table Mountain Parkway                  543,546               5.1%
                                           Golden, Colorado 80403
John E. Glancy (5)                                                                         8,875                *
W. J. Kitchen                                                                                574                *
John Markle, III (5)                                                                       5,875                *
Donald E. Miller (5)                                                                       5,875                *
Kimberly S. Patmore (5)                                                                    5,875                *
Robert L. Smialek (5)                                                                      8,875                *
Derek C. Johnson (6)                                                                      46,797                *
Joseph G. Warren, Jr. (7)                                                                 28,125                *

Directors and Executive Officers as a Group (9 persons)                                  654,417               6.2%
-----------------------------------------------------------------------------------------------------------------------

     *  Holds less than 1% of the outstanding shares of CoorsTek's common stock.

(1) Except as otherwise indicated, the beneficial owner has sole voting and investment power.
(2) J. & W. Seligman & Co. Incorporated is investment advisor for Seligman Communications and Information Fund, Inc.; accordingly, J. & W. Seligman & Co. Incorporated may be deemed to beneficially own the shares held by Seligman Communications and Information Fund, Inc. William C. Morris is the owner of a majority of the outstanding voting securities of J. & W. Seligman & Co. Incorporated; accordingly, Mr. Morris may be deemed to beneficially own the shares held by Seligman Communications and Information Fund, Inc. through his ownership of voting securities in J. & W. Seligman & Co. Incorporated. Each of J. & W. Seligman & Co. Incorporated, Seligman Communications and Information Fund, Inc. and Mr. Morris share voting and investment power for the 960,000 shares held by Seligman Communications and Information Fund, Inc., and each of J. & W. Seligman & Co. Incorporated and Mr. Morris share voting and investment power for the remaining 41,155 shares disclosed in the table.
(3) Includes 451,714 shares of common stock issuable pursuant to options that are currently exercisable or will be exercisable within 60 days of March 16, 2001, and 431,663 shares of common stock held by Joseph Coors, Jr. as trustee of the May Kistler Coors Trust as to which he shares voting and investment power with co-trustees Jeffrey H. Coors, John K. Coors, William
     K. Coors and Peter H. Coors. Joseph Coors, Jr. disclaims beneficial ownership of the shares of common stock held by the May Kistler Coors Trust. Does not include 812 shares of common stock restricted and unissued until 2001, 2002, and 2003.
(4) Includes 109,102 shares of common stock issuable pursuant to options that are currently exercisable or will be exercisable within 60 days of March 16, 2001, and 431,663 shares of common stock held by John K. Coors as trustee of the May Kistler Coors Trust as to which he shares voting and investment power with co-trustees Jeffrey H. Coors, Joseph Coors, Jr., William K. Coors and Peter H. Coors. John K. Coors disclaims beneficial ownership of the shares of common stock held by the May Kistler Coors Trust. Does not include 10,213 shares of common stock restricted and unissued until retirement.
(5) Includes 5,000 shares of common stock issuable pursuant to options that are currently exercisable or will be exercisable within 60 days of March 16, 2001.
(6) Includes 43,594 shares of common stock issuable pursuant to options that are currently exercisable or will be exercisable within 60 days of March 16, 2001.
(7) Includes 28,125 shares of common stock issuable pursuant to options that are currently exercisable or will be exercisable within 60 days of March 16, 2001.

EXECUTIVE OFFICERS

          The following are brief biographies of our executive officers:

          John K. Coors, 44, has been our Chief Executive Officer and Chairman of the Board since November 2000, President since October 1998 and director since January 2000. Mr. Coors received a B.S. in Chemical Engineering from the Colorado School of Mines, an M.S. in Biochemistry from the University of Texas at Austin and a Doctorate in Engineering from the Technical University of Munich. Mr. Coors' complete biography is provided under the caption "Election of Directors - Class III" beginning on page 5 of this proxy statement.

          Derek C. Johnson, 40, has been our Executive Vice President of Sales, Marketing and Operations since August 1999. Mr. Johnson was Vice President of Sales and Marketing from October 1998 to August 1999, Vice President of Golden Operations from 1997 to 1998 and Manager of Manufacturing for Golden Operations from 1992 to 1997. Mr. Johnson received a Higher National Diploma in Electrical Engineering from the KirkCaldy Technical College of Scotland and an M.B.A. from the University of Denver.

          Joseph G. Warren, Jr., 55, has been our Chief Financial Officer and Treasurer since August 1999 and our Secretary since October 2000. Mr. Warren was Vice President of Finance, Chief Financial Officer, Secretary and Treasurer of White Electronics & Designs, Inc., a semiconductor manufacturer, from 1995 to July 1999. From 1994 to 1995 he served as Vice President and Chief Financial Officer of Axxess Technologies, Inc., a manufacturer of key duplicating machines, and from 1993 to 1994 he served as Secretary, Treasurer and Vice President of Golden Technologies Company, Inc., a wholly-owned subsidiary of Graphic Packaging. From 1992 to 1993, Mr. Warren was President of Coors Ceramicon Designs, Ltd., our subsidiary, and was our Vice President from 1985 to 1992. Mr. Warren received a B.S. in Accounting from Arizona State University.

OTHER OFFICERS

          The following are brief biographies of our other officers:

          Mark J. Bernhard, 39, has been our Vice President of Operations for Semiconductor since August 2000. Mr. Bernhard joined us in March 1999 as Managing Director when we acquired Precision Technologies. Prior to the acquisition of Precision Technologies, Mr. Bernhard was a Partner of Precision Technologies from 1988 to 1999. Mr. Bernhard completed a five year formal Engineering Apprentice Program from Plansee School in Reutte, Austria.

          Richard A. Bilancia, 53, has been our Vice President of Information Technology since June 2000. Mr. Bilancia was an independent consultant, specializing in Activity Based Cost Management from August 1985 to June 2000. Mr. Bilancia received a B.S. in Economics and an M.B.A. from the University of Denver.

          Jeffrey C. Brines, 43, has been our Vice President of Accounting since February 2000. Mr. Brines engaged in private investment activities from August 1999 to February 2000. He was the Vice President and Chief Financial Officer of Golden Genesis Company from January 1997 to August 1999 and served as Plant

Manager of Golden Photon, Inc. from August 1994 to January 1997. Mr. Brines received a B.B.A. and an M.B.A. from Regis University.

          J. Mark Chenoweth, 37, has been our Vice President of Operations for Advanced Materials since August 2000. Mr. Chenoweth joined CoorsTek at one of our Oklahoma facilities in April 1986. Mr. Chenoweth was our Managing Director for Southeast Operations from March 1998 to August 2000 and he served as General Manager for our Oklahoma and Texas facilities from October 1995 to March 1998. Mr. Chenoweth received a B.S. in Chemical Engineering from the University of Oklahoma.

          Janet D. Comerford, 43, has been our Vice President of Human Resources and Environmental Health and Safety since August 1998. Ms. Comerford was our Regional Human Resources Manager from April 1997 to August 1998, served as Manager of Administration from April 1994 to April 1997 and was a Production Manager from April 1991 to April 1994. Ms. Comerford received a B.B.A. from the University of Arizona.

          Mark A. Petty, 42, has been our Vice President of Sales and Marketing for Semiconductor since November 2000. He joined CoorsTek in January 1983 and has held various positions in sales and marketing since that time. Mr. Petty was our Director of Operations at our Oregon facility from July 1996 to October 2000 and European Sales Manager from February 1993 to June 1996. Mr. Petty has a B.S. in Business Management and Marketing from Mesa State College.

          Dean A. Rulis, 53, has been our Vice President of Acquisitions and Technology since October 1998. He was President and General Manager of Wilbanks International, Inc. (our wholly-owned subsidiary) from December 1997 to October 1998; our Vice President of New Business Development from July 1997 to December 1997; and President of Golden Technologies from 1992 to 1997. Mr. Rulis received a B.S. in Mechanical Engineering from Purdue University.

          James P. Sufka, 38, has been our Vice President of Sales and Marketing for Advanced Materials since August 2000. Mr. Sufka joined us in December 1993 as the New Business Development Manager and has held sales and operational positions across various product lines and business units. From November 1998 to August 2000, Mr. Sufka was our Director of Sales and Marketing for Electronic Products and from August 1998 to October 1998 he was the General Manager of one of our Colorado facilities. Mr. Sufka received a B.S. in Ceramic Engineering from Iowa State University and an M.B.A. from the University of Chicago.

EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     The following table sets forth, for the fiscal years ended December 31, 2000, 1999 and 1998, certain compensation awarded or paid to, or earned by, CoorsTek's two Chief Executive Officers who served during the fiscal year ended 2000 and all other named executive officers whose salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2000.

SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------


                                                                                                  Long-Term Compensation
                                         Annual Compensation                                              Awards
                                    ---------------------------                                ----------------------------
                                                                     Other         Restricted    Securities     All Other
                                                                     Annual          Stock       Underlying      Compen-
Name and Principal                                      (1)        Compensa-        Award(s)       Options       sation
Position                         Year  Salary ($)    Bonus ($)     tion ($) (2)     ($) (3)          (#)         ($) (4)
---------------------------------------------------------------------------------------------------------------------------
John K. Coors (5)               2000   $325,127      $611,800       $   744             --         73,400      $  4,374
  Chairman, CEO and             1999    247,499       198,000         6,267             --         74,250         3,040
  President                     1998     50,538            --         1,288             --             --         2,280

Joseph Coors, Jr. (5)           2000    517,563       617,776         2,081             --             --        11,337
  Chairman and CEO              1999    510,000       200,000            --             --        162,000        14,018
                                1998    485,000       305,550            --             --         34,875        12,705

Joseph G. Warren, Jr.           2000    257,474       276,000         1,236             --         15,200         8,786
  CFO and Treasurer             1999     92,308 (6)    91,000 (7)       759             --         28,125        87,383
                                1998         --            --            --             --             --            --

Derek C. Johnson                2000    249,742       331,200           237             --         31,500         3,244
  Executive Vice President      1999    195,554       146,520           239             --         32,344         2,159
  of Sales and Marketing        1998    172,869       105,000         5,124             --          4,500           173
  and Operations

Katherine A. Resler (8)         2000    158,505       208,845            --             --             --       457,368
  General Counsel and           1999     52,000 (6)    60,000 (7)        --             --         27,563         3,449
  Secretary                     1998         --            --            --             --             --            --

________________________________

(1)  Bonuses shown are the total bonuses for each year and were paid in cash.
(2)  Amounts shown are reimbursements during the year for taxes.
(3) Stock units were granted to John K. Coors on October 1, 1994 in an amount approximately equal to CoorsTek's liability as of January 1, 1994 for the benefit due to Mr. Coors under a salary continuation agreement. The stock units replace a cash liability of CoorsTek and tie Mr. Coors' post-retirement benefit to stock value. The stock units are payable in full upon retirement at age 60 or after. The stock units are 50 percent vested at age 50 with 10 years of service and the remaining 50 percent vests in 5 percent increments between ages 51 and 60. Mr. Coors was granted 10,213 units, none of which were vested at the end of 2000 and the market value of which at year end 2000 was $320,433. No dividends will be paid on the restricted stock described herein.
(4) Other Compensation includes the value of term life insurance benefiting the executive and the employer's contribution to the 401(k) plan, respectively, as follows: John K. Coors--$2,874 and $1,500; Joseph Coors, Jr.--$9,637 and $1,700; Derek C. Johnson--$1,544 and $1,700; Joseph G. Warren, Jr.-- $7,086 and $1,700; and Katherine A. Resler--$233 and $1,258. Ms. Resler's other income also includes $421,377 in severance pay and $34,500 officer allowance as a result of her Severance Agreement.
(5) Joseph Coors, Jr. retired as our Chairman and CEO on October 31, 2000 and was succeeded by John K. Coors on November 1, 2000. Joseph Coors, Jr. was President and Chief Executive Officer of Graphic Packaging during 1998 and 1999, and all amounts shown were paid by Graphic Packaging.
(6) Ms. Resler and Mr. Warren were elected our officers and became our employees as of September 1999 and August 1999, respectively. The salary amounts include actual amounts paid during 1999 and are based on an annual salary of $156,000 for Ms. Resler and $240,000 for Mr. Warren.

(7) In addition to the annual cash bonus described in footnote (1) above, this amount also includes a one-time bonus of $25,000 as a result of Ms. Resler's and Mr. Warren's election as our officers.
(8)  Ms. Resler's employment with CoorsTek terminated on September 30, 2000.

     The following table sets forth certain information regarding stock options granted to each of the executive officers named in the summary compensation table above during the fiscal year ended December 31, 2000.

OPTION GRANTS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------


                                                Individual Grants (1)
                             -----------------------------------------------------------
                               Number of
                               Securities        % of Total
                               Underlying          Options       Exercise                  Grant Date
                                Options          Granted to       or Base                   Present
                                Granted           Employees        Price     Expiration    Value ($)
Name                             (#)(2)         in Fiscal Yr.     ($/Sh)        Date          (3)
---------------------------------------------------------------------------------------------------------
John K. Coors                    73,400 (4)         18.8%       $ 28.00       11/14/10    $1,156,784

Joseph Coors, Jr.                    --               --             --             --            --

Derek C. Johnson                 14,000 (5)                       37.375       8/15/10       294,700
                                 17,500 (4)                       28.00       11/14/10       275,800
                                 ------
                                 31,500              8.1

Joseph G. Warren, Jr.            15,200 (4)          3.9          28.00       11/14/10       239,552

Katherine A. Resler                  --               --             --             --            --

________________________________

(1) All options are granted at the common stock's market value on the grant date, and each grant has an expiration date as specified in the table. All options vest in the event of a change in control. The option price may be paid in cash, by surrendering shares owned for more than 6 months, or through irrevocable instructions to a broker to deduct the option price from the proceeds of the sale. Options include the right to have shares withheld by CoorsTek to pay withholding tax obligations due in connection with the exercise.
(2) As previously disclosed in our S-1 on July 20, 2000, options granted during 1999 were based on three times the number of options normally granted on an annual basis and optionees were not eligible for another annual grant until 2002. However, the 1999 grants were based on survey data from the general manufacturing industry at that time. In connection with its ongoing oversight of our operations, the Board of Directors concluded that the high technology industry is an important benchmark that, in many cases, more accurately reflects the markets in which CoorsTek competes for employees than general manufacturing. Consequently, the Board reviewed compensation survey data with a blend of 70 percent high technology companies and 30 percent general manufacturing companies and determined that it was advisable to re-evaluate the long-term incentive provided by option grants to our executive officers. On November 15, 2000, our Compensation Committee approved option grants to our executive officers, to align their total compensation with the market data reflected by the survey that included a 70/30 blend of high technology and general manufacturing companies. The prior option grants in 1999 were considered in the calculation for the 2000 and 2001 grants. The 2000 options were granted on November 15, 2000 and the 2001 options were granted on February 14, 2001 and will be reflected in our reports with respect to fiscal year 2001.
(3) Values indicated are an estimate based on the Black-Scholes option pricing model using the following assumptions: (a) 34.8 percent stock price volatility based on the average stock price volatility of the companies included in the S&P Manufacturing (Diversified/Industrials) Index; (b) 5.16 percent risk-free rate of return for the August 2000 grant and 5.15 percent risk-free rate of return for the November 2000 grants; (c) zero dividend yield; (d) anticipated exercising at the end of the option term; and (e) no adjustment for non-transferability or risk of forfeiture. The actual value realized will be determined by the excess of the stock price over the exercise price on the date the option is exercised. There is no certainty the actual value realized will be at or near the value estimated by the Black-Scholes option pricing model.
(4) Options granted to officers vest ratably over four years with each vested increment being exercisable until the tenth anniversary of the grant date.

(5) Options granted as a result of a special retention grant vest ratably over three years with each vested increment being exercisable until the tenth anniversary of the grant date.

     The following table sets forth certain information with respect to (i) the exercise of stock options by the named executive officers during the fiscal year ended December 31, 2000, (ii) the number of securities underlying unexercised options held by such named executive officers as of December 31, 2000 and (iii) the value of unexercised in-the-money options (that is, options for which the fair market value of the common stock at December 31, 2000 exceeded the exercise price) as of December 31, 2000.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
--------------------------------------------------------------------------------


                                              Number of Securities
                                               Underlying Unexer-   Value of Unexercised
                         Shares                  cised Options      In-The-Money Options
                        Acquired               at 12/31/00 (#)      at 12/31/00  ($)(1)
                           On        Value   --------------------- ---------------------
                        Exercise   Realized   Exercis-   Unexer-     Exercis-   Unexer-
NAME                       (#)        ($)       able     cisable       able     cisable
----------------------------------------------------------------------------------------
John K. Coors              3,018   $ 44,308     109,102   81,838    $  740,973  $319,799
Joseph Coors, Jr.         50,286    736,693     472,261       --     1,956,993        --
Derek C. Johnson              --         --      42,094   33,000       237,554    59,063
Joseph G. Warren, Jr.         --         --      28,125   15,200       260,574    51,300
Katherine A. Resler       28,126    156,796          --       --            --        --

________________________________

(1) Value of unexercised options equals market value of the shares, $31.375 per share, underlying in-the-money options at December 31, 2000, less the exercise price, times the number of in-the-money options outstanding.

PENSION PLAN TABLE

    In connection with our spin-off from Graphic Packaging, we assumed the pension liability for the former Graphic Packaging employees who transferred to us as part of the spin-off, and we received the funding associated with that liability. The inherited retirement plan is administered by an administrative committee appointed by our board, and our retirement plan's assets are held in trust. The estimated total annual benefits payable upon retirement under the defined benefit plan in which our executive officers named in the summary compensation table participate are set forth in the table below. The table illustrates benefits accrued through fiscal year 2000 and includes years of service and compensation earned while employed by us, Graphic Packaging, our former parent, and Adolph Coors Company, the former parent of Graphic Packaging.


------------------------------------------------------------------------------
                                     Years of Service
                      --------------------------------------------------------
    Remuneration          15         20           25         30         35
------------------------------------------------------------------------------

       $125,000       $ 32,813    $ 43,750    $ 54,688    $ 65,625    $ 68,750
        150,000         39,375      52,500      65,625      78,750      82,500
        175,000         45,938      61,250      76,563      91,875      96,250
        200,000         52,500      70,000      87,500     105,000     110,000
        225,000         59,063      78,750      98,438     118,125     123,750
        250,000         65,625      87,500     109,375     131,250     137,500
        275,000         72,188      96,250     120,313     144,375     151,250
        300,000         78,750     105,000     131,250     157,500     165,000
        325,000         85,313     113,750     142,188     170,625     178,750
        350,000         91,875     122,500     153,125     183,750     192,500
        375,000         98,438     131,250     164,063     196,875     206,250
        400,000        105,000     140,000     175,000     210,000     220,000
        425,000        111,563     148,750     185,938     223,125     233,750
        450,000        118,125     157,500     196,875     236,250     247,500
        475,000        124,688     166,250     207,813     249,375     261,250
        500,000        131,250     175,000     218,750     262,500     275,000
        525,000        137,813     183,750     229,688     275,625     288,750
        550,000        144,375     192,500     240,625     288,750     302,500
        575,000        150,938     201,250     251,563     301,875     316,250
------------------------------------------------------------------------------

    The maximum permissible benefit under ERISA from the above-described, qualified retirement plan for 2000 was $135,000. In addition, the maximum compensation for 2000, which may be used in determining benefits from the retirement plan, is $170,000. Because the benefits payable and the actual compensation amounts may exceed the limitations mentioned above, we have adopted a non-qualified supplemental retirement plan, which provides the excess benefits that are not payable from the qualified retirement plan. The amounts shown in the table above include the benefits payable under the non-qualified supplemental retirement plan. The benefits are computed on the basis of a straight life annuity and are subject to a reduction to reflect, in part, the payment of Social Security benefits.

    The retirement benefit is generally based on length of service and average annual compensation. In calculating compensation we have taken into account the total base compensation, including commissions, overtime pay and amounts deferred by the employee under our plans pursuant to Sections 125 and 401(k) of the Internal Revenue Code, but excluding profit sharing pay and cash bonuses, which is how the compensation amount reflected in the salary column shown in the summary compensation table was calculated. Average annual compensation is determined by using the average of the highest 36 consecutive months out of the last ten years, including years with Graphic Packaging and its subsidiaries and Adolph Coors Company and its subsidiaries. As of fiscal year-end 2000, average annual compensation covered by the retirement plan and credited years of service for each of the executive officers named in the summary compensation table are as follows: John K. Coors--$230,779 and 21 years; Joseph Coors, Jr.--$509,333 and 24 years; Derek C. Johnson--$200,000 and 17 years; Joseph G. Warren, Jr.-- $187,800 and 19 years; and Katherine A. Resler--$113,050 and 8 years.

    The normal annual retirement benefit equals 1.25% of average annual compensation times years of service (maximum of 25 years), plus 0.5% of average annual compensation in excess of covered compensation times years of service (maximum of 25 years), plus 0.5% of average annual compensation times years of service in excess of 25 years, plus, beginning in 1996, the sum of 1.5% of bonus pay for each plan year (not to exceed 25% of base pay). The amounts shown in the table were calculated without adding any amounts related to the portion of the formula which adds, beginning in 1996, the sum of 1.5% of bonus pay for each plan year (not to exceed 25% of base pay). This portion of the formula is not based on average annual compensation.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

    We have employment contracts with all of our named executive officers which expire as follows: John K. Coors--September 1, 2002; Derek C. Johnson--September 1, 2002; Joseph G. Warren, Jr.--August 1, 2002. Under the contracts, the executives receive an annual salary as indicated in the summary compensation table, a $25,000 signing bonus and are eligible to participate in our Stock Option and Incentive Plan. Upon termination of employment with CoorsTek; our executives will receive:

     .   if terminated for cause, no severance payment;

     . if terminated without cause, the greater of the remaining term of the agreement or one year's salary; provided, however, if termination is the result of a change in control as contemplated by our Stock Option and Incentive Plan, two year's salary; and

     . if terminated without cause, a possible tax gross-up amount if certain excise tax payments are triggered.

     Compensation received by our named executive officers upon retirement includes normal retirement benefits and, for our Chief Executive Officer and President, a number of shares of stock granted under a salary continuation agreement. The shares are payable in full upon retirement at age 60 or after. Additionally, the shares are 50 percent vested at age 50 with 10 years of service and the remaining 50 percent vest in 5 percent increments between ages 51 and 60.

     In the case of a change in control of CoorsTek, our compensation plans will be affected as follows:

     . under the Stock Option and Incentive Plan, all outstanding options will become exercisable in full, all stock units will become payable in full and prorated bonuses will be calculated and paid, if earned;

     . under the Executive Deferred Compensation Plan, distributions of deferred amounts will be made in a lump sum within 90 days after the change in control; and

     . under the salary continuation agreements, stock units vest 100 percent without regard to the executive's age or service.

The definition of "change in control" for these purposes is as follows:

     . if beneficial ownership of 50 percent or more of either the outstanding shares of our common stock or the combined voting power of our voting stock is acquired by persons or entities not related to us without the consent of our then current board;

     . upon the election of individuals constituting a majority of our board who were either not members prior to their election or not recommended to the stockholders by our board;

     . upon a merger, consolidation or sale of all or substantially all of our assets, whereupon (a) at least 50 percent of the outstanding shares of CoorsTek's common stock and of the combined voting power of voting securities are not held in the same proportion, and by the same persons as the beneficial owners prior to such event, (b) at least 35 percent of our common stock is held by a person that did not hold such amount prior to the event, and (c) a majority of our current board did not survive the event; or

     . upon approval by our stockholders of CoorsTek's complete liquidation or dissolution.

       In connection with the termination of Katherine A. Resler's employment with us, we entered into an Employment Severance Agreement and Legal Release dated October 10, 2000 with Ms. Resler. The agreement provided for: (i) the payment of $415,917, representing the balance of her salary remaining under the terms of her employment agreement; (ii) the payment of $208,845, representing her projected annual bonus for 2000; (iii) her release from a lock-up agreement entered into in connection with our follow-on public offering enabling her to exercise options to purchase 30,930 shares of our common stock and sell the shares of common stock received upon exercise; (iv) the payment of five weeks of vacation based on her annual salary of $217,000; (vi) our reimbursement up to $7,500 of her attorney fees incurred in connection with her separation; (vii) the continuation by us of her medical and dental coverage for one year; and
(viii) the reimbursement of up to $25,000 for certain outplacement services.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       During 2000, the following non-employee directors served on our compensation committee: Donald E. Miller, John E. Glancy and W. J. Kitchen. There were no compensation committee interlocks during 2000.

PERFORMANCE GRAPH

       The following performance graph compares the performance of our common stock to the Nasdaq Composite Index and to an index of peer group companies for the period from December 28, 1999 (the commencement of trading on a "when-issued basis" in our common stock) through December 31, 2000. We have selected as our peer group the following companies which comprise the Philadelphia Semiconductor
Index:


     .  Advanced Micro Devices, Inc.       .  Micron Technology, Inc.
     .  Altera Corporation                 .  Motorola Inc.
     .  Applied Materials, Inc.            .  National Semiconductor Corporation
     .  Intel Corporation                  .  Novellus Systems, Inc.
     .  KLA-Tencor Corporation             .  Rambus, Inc.
     .  LSI Logic Corporation              .  Teradyne, Inc.
     .  Lattice Semiconductor Corporation  .  Texas Instruments Incorporated
     .  Linear Technology Corporation      .  Xilinx, Inc.

The graph assumes that the value of the investment in our common stock and each index was $100 at December 28, 1999 and that all dividends, if any, were reinvested, although it should be noted that we have not paid dividends on our common stock. The information contained in this graph is not necessarily indicative of our future performance.

                    Comparison of Cumulative Total Returns
                             Performance Graph for
                                CoorsTek, Inc.


                                   [GRAPH]


--------------------------------------------------------------------------------
                                    Legend

Symbol       CRSP Total Returns Index for:          12/1999   06/2000   12/2000
------       -----------------------------         --------- --------- ---------
______ [_]   CoorsTek, Inc.                          112.6     272.6     185.9

======   *   Nasdaq Stock Market (US Companies)      102.5     100.0      61.6

------   .   Self-Determined Peer Group               99.2     143.1      72.2

Notes:

     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D  The index level for all series was set to $100.00 on 12/23/1999.

--------------------------------------------------------------------------------

     Prepared by CRSP (www.crsp.uchicago.edu), Center for Research in Security Prices, Graduate School of Business, The University of Chicago. Used with permission. All rights reserved.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     The compensation committee of the board of directors, which is composed entirely of independent directors, is responsible for all compensation matters regarding CoorsTek's executive officers and for administering and granting awards under all executive compensation plans in which executive officers participate. The committee also reviews guidelines for bonuses and stock option grants for all other employees. The current members of the committee are Donald
E. Miller, who serves as Chairman, John E. Glancy, and W. J. Kitchen.

COMPENSATION POLICIES

General. In determining the compensation of the executive officers in fiscal year 2000, the committee was advised by an independent third-party compensation consulting firm. The committee considered the compensation practices of competitor companies as presented in published compensation surveys. The published surveys were selected based on their industry and the scope of operations of the survey participants. Competitor companies in these published surveys differ from the companies included in the Nasdaq Composite, which is used in the performance graph that precedes this report. The committee believes that the survey data used better reflects the overall labor markets in which CoorsTek competes for talented executives.

     Our compensation policies are intended to create value for CoorsTek's stockholders through long-term growth in sales and earnings. The total compensation package, consisting of a base salary, annual incentive opportunity, stock option grants and benefits is designed to attract, motivate and retain quality executives needed to successfully lead and manage CoorsTek. The compensation program intentionally ties a sizable portion of the executives' total compensation to positive company performance and the creation of stockholder value.

     The committee does not exclusively use quantitative methods or mathematical formulas in setting any element of compensation. In determining each component of compensation, we consider all elements of senior executives' total compensation package, including insurance and other benefits.

Base Salaries. Base salaries are targeted at median competitive levels for similar-sized high-technology and manufacturing companies and are adjusted to recognize varying levels of responsibility, individual performance, business unit performance and internal equity issues. Survey data was gathered and reported to the committee by an independent third-party consultant. Base salaries are reviewed annually and any increases are approved by taking into account CoorsTek's actual financial performance, the executive officer's performance in meeting company goals, and competitive salary data. The committee does not assign a predetermined specific weight to these items.

Annual Incentives. The annual incentive compensation paid to our executive officers is variable and depends 100% upon CoorsTek's performance. All of our executive officers, including both persons who served as our chief executive officers in 2000, participated in our Stock Option and Incentive Plan. While the compensation committee had established target bonuses under the plan for 2000 ranging from 10% to 70% of base salary depending on the participant's office, the committee did not impose a cap on potential awards, nor does the Stock Option and Incentive Plan impose such a cap, and awards under the plan may exceed 100% of base salary. The target bonus opportunity takes into account the participant's position in the salary range. The plan provides for targeted annual bonuses if certain predetermined financial goals are achieved. The financial goals were approved by the committee in February 2000 and included a threshold level below which no bonus would be earned. At the end of fiscal year 2000, the committee certified that CoorsTek's 2000 financial performance exceeded the targeted goals and, therefore, CoorsTek paid, in the aggregate, cash bonuses to our executive officers averaging approximately 136% of the officers' base salaries.

Long-Term Incentives. Long-term incentives comprise a significant component of our executive officers' total compensation packages. These incentives are designed to motivate and reward executives for maximizing stockholder value and encourage the long-term employment of key employees.

     The committee made long-term compensation determinations in November 2000. The Stock Option and Incentive Plan currently allows for equity grants of non-qualified stock options, restricted shares, stock units, and bonus shares. Only non-qualified stock option grants were made to our executive officers in 2000. Stock options granted during 2000 were granted at 100% of fair market value on the date of grant, have a 10-year term, and become exercisable as follows:

     .    1/4 upon the first anniversary of the grant date; and
     . 1/48 each month thereafter until the fourth anniversary of the grant date.

     Because the exercise price of these options is equal to the fair market value of CoorsTek's common stock on the date of grant, the options have realizable value only if our stock price appreciates from the value on the date the options were granted. This design is intended to focus executives on the enhancement of stockholder value over the long-term and to encourage equity ownership in CoorsTek.

CHIEF EXECUTIVE OFFICER COMPENSATION

     On October 31, 2000, Joseph Coors, Jr. retired as CoorsTek's Chairman and CEO. Upon his retirement, CoorsTek's President, John K. Coors, was promoted to the CEO position.

Former Chairman and Chief Executive Officer--Mr. Joseph Coors, Jr. Mr. Joseph Coors, Jr.'s base salary earned in 2000 was $517,563. In accordance with the bonus structure described above under the caption "Annual Incentives," he also received an incentive bonus for fiscal 2000 in 2001 in the amount of $617,776 (equal to 119% of his 2000 base salary earnings). This incentive bonus was prorated to take into consideration Mr. Coors' retirement prior to the end of fiscal year 2000. Effective on November 1, 2000, Mr. Coors began receiving benefits from the CoorsTek, Inc. Retirement Plan and the CoorsTek, Inc. Supplemental Executive Retirement Plan. Additionally, he will participate in the Retiree Health Care program.


Current Chairman and Chief Executive Officer--Mr. John K. Coors Upon being promoted to CEO on November 1, 2000, John Coors' base salary was increased from $320,000 to $380,000. His base salary earned in 2000 was $325,127. In accordance with the bonus structure described above under the caption "Annual Incentives," he also received an incentive bonus for fiscal 2000 in 2001 in the amount of $611,800 (equal to 188% of his fiscal 2000 base salary earnings) based on CoorsTek's performance versus its 2000 goals. In November 2000, he received a non-qualified stock option grant of 73,400 shares. These options vest over four years and have an exercise price equal to the fair market value of the common stock on the date of grant.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code generally limits CoorsTek's tax deduction for compensation paid to the executive officers named in the summary compensation table, which precedes this report, to $1 million per year unless certain requirements are met.

     The committee has taken and intends to continue taking the necessary steps to ensure that CoorsTek's tax deduction is preserved and not limited by the $1 million deductibility cap, including seeking stockholder approval for the Stock Option and Incentive Plan as required under Section 162(m), at this annual meeting.

CONCLUSION

     We believe our executive compensation policies and programs serve the interests of stockholders and CoorsTek effectively. The various pay vehicles offered are carefully designed to provide increased motivation for senior executives to contribute to CoorsTek's overall future success, thereby enhancing the value of CoorsTek for the stockholders' benefit.

       Respectfully submitted on February 14, 2001 by the members of the Compensation Committee of the Board of Directors:

Donald E. Miller, Chairman
John E. Glancy
W. J. Kitchen


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and holders of greater than ten percent of our common stock are required by regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.

     To CoorsTek's knowledge, based solely upon a review of the copies of such reports furnished to us and written representations that no other reports were required to be filed during the fiscal year ended December 31, 2000, all of our executive officers, directors and holders of greater than ten percent of our common stock complied with the applicable filing requirements of Section 16(a) with the exception of Mr. Kitchen, one of our directors, whose Statement of Changes in Beneficial Ownership on Form 4, filed for November 2000, did not report the grant of options to purchase our common stock on November 15, 2000 as a result of his election to our board. Mr. Kitchen has subsequently filed an amended statement on Form 4 which contains this information.


INFORMATION REGARDING STOCK OPTION AND INCENTIVE PLAN
--------------------------------------------------------------------------------

     This section provides a summary of the terms of the Stock Option and Incentive Plan and the proposal to approve the plan.

PROPOSAL TO APPROVE THE COORSTEK, INC. STOCK OPTION AND INCENTIVE PLAN

     Our board of directors (and our sole stockholder prior to the spin-off, Graphic Packaging) approved the Stock Option and Incentive Plan on October 21, 1999. On February 14, 2001, our board approved an amendment to increase the number of shares of stock reserved for issuance under the plan, subject to approval from our stockholders at this meeting. We are asking our stockholders to approve our Stock Option and Incentive Plan as we believe that approval of the plan and the amendment to the plan is essential to our continued success. We are also asking our stockholders to approve the amended plan so that awards granted under the plan may qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code.

     The purpose of the plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of CoorsTek.

In the judgment of the board, an initial or increased grant under the plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of plan participants with those of the stockholders.

     At March 16, 2001, there were 3,031,025 shares of common stock reserved for issuance under the plan, including the 1 million shares approved by the board on February 14, 2001. Of those 3,031,025 shares of common stock, 1,606,549 shares have been reserved for issuance upon exercise of granted options, 54,133 shares have been reserved for issuance upon expiration of the restricted period for restricted stock, and 1,370,343 are available for issuance upon exercise of options that may be granted in the future under the plan. On March 16, 2001, the closing price of our common stock was $26.00 per share. Because participation and the types of awards under the plan are subject to the discretion of the compensation committee, the benefits or amounts that will be received by any participant or group of participants if the amendment to the plan is approved are not currently determinable.

     The Board of Directors recommends a vote FOR the approval and adoption of the Stock Option and Incentive Plan. The affirmative vote of a majority of the common shares present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the Stock Option and Incentive Plan.

DESCRIPTION OF THE PLAN

     A description of the provisions of the Stock Option and Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the plan, a copy of which is attached as appendix B to this proxy statement.

Administration. The plan is administered by the compensation committee of the board. Subject to the terms of the plan, the compensation committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the plan.

Common Stock Reserved for Issuance under the Plan. The common stock issued or to be issued under the plan consists of authorized but unissued shares. If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the plan.

Eligibility. Awards may be made under the plan to employees of CoorsTek or any of our affiliates, including any such employee who is an officer or director of us or of any affiliate, and to any other individual whose participation in the plan is determined to be in the best interests of CoorsTek by the board. The number of persons (by classification) eligible to participate in the plan as of March 20, 2001 was as follows:


          Classification                                 Number
          --------------                                 ------

          Executive officers                                 3
          Non-employee directors                             6
          Employees of CoorsTek or our affiliates        3,844 (approximation)


Amendment or Termination of the Plan. The board may terminate or amend the plan at any time and for any reason. However, amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws.

Options. The plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

     The exercise price of each stock option may not be less than 100% of the fair market value of our common stock on the date of grant. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant. An exception to these requirements is made for options that CoorsTek grants in substitution for options held by employees of companies that CoorsTek acquires. In such a case the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer.

     The term of each stock option is fixed by the compensation committee and may not exceed 10 years from the date of grant. Options may be made exercisable in installments. Unless the award agreement provides otherwise, vested options are generally exercisable for one year after the grantee's termination due to his or her disability or retirement. Vested options are exercisable for one year after the grantee's termination of employment due to death. If a grantee terminates employment for a reason other than death, disability or retirement, the grantee will generally have 90 days to exercise the vested portion of his or her option; provided that if the termination is for cause the option will terminate immediately. The exercisability of options may be accelerated by the compensation committee.

     In general, an optionee may pay the exercise price of an option by cash or cash equivalents, by tendering shares of CoorsTek common stock (which if acquired from CoorsTek have been held by the optionee for at least six months), or by means of a broker-assisted cashless exercise.

     Stock options granted under the plan may not be sold, transferred, pledged, or assigned other than by will or under applicable laws of descent and distribution. However, limited transfers of non-qualified options may be permitted for the benefit of immediate family members of grantees to help with estate planning concerns.

Other Awards.  The compensation committee may also award:

     . shares of restricted stock, which are shares of common stock subject to restrictions;

     . restricted stock units, which are common stock units subject to restrictions;

     . shares of deferred stock, which are credited as deferred stock units, but ultimately payable in the form of unrestricted shares of common stock in accordance with the participant's deferral election;

     . shares of unrestricted stock, which are shares of common stock at no cost or for a purchase price determined by the compensation committee which are free from any restrictions under the plan. Unrestricted shares of common stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to participants;

     . dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of common stock;

     . stock appreciation rights, which are rights to receive a number of shares or, in the discretion of the compensation committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the compensation committee;

     . performance stock awards, which are rights to receive a number of shares, subject to the attainment of specified performance goals; and

     . performance and annual incentive awards, which are ultimately payable in stock or cash, as determined by the compensation committee. The compensation committee may grant multi-year and annual incentive awards subject to achievement of specified goals tied to business criteria (described below). The compensation committee may specify the amount of the incentive award as a percentage of these business criteria, a percentage in excess of a threshold amount or as another amount which need not bear a strictly mathematical relationship to these business criteria. The compensation committee may modify, amend or adjust the terms of each award and performance goal. In general, awards to individuals who are covered under section 162(m) of the Internal Revenue Code, or who the compensation committee designates as likely to be covered in the future, will comply with the requirement that payments to such employees qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. In modifying, amending or adjusting the terms of an award to covered employees (or likely covered employees) intended to qualify under
          Section 162(m), the compensation committee may not take any action with respect to the employee that would cause any payment to the employee to fail to qualify as performance-based compensation under section 162(m) of the Internal Revenue Code. Under section 162(m) of the Internal Revenue Code, the term "covered employees" is defined as the chief executive officer and the four highest compensated executive officers (other than the chief executive officer) determined at the end of each year.

Effect of Certain Corporate Transactions. Certain change in control transactions involving us, such as a sale of the company, may cause awards granted under the plan to terminate, unless the awards are continued or substituted for in connection with the change in control transaction.

Adjustments for Stock Dividends and Similar Events. The compensation committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the plan, including the individual limitations on awards, to reflect common stock dividends, stock splits and other similar events.

Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits publicly-held companies such as CoorsTek to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to the covered employees. However, performance-based compensation is excluded from this limitation. The plan is designed to permit the compensation committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

     To qualify as performance-based:

               (i) the compensation must be paid solely on account of the attainment of one or more preestablished, objective performance goals;

               (ii) the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

               (iii) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and

               (iv) the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

     In the case of compensation attributable to stock options, the performance goal requirement (summarized in (i) above) is deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if (1) the grant or award is made by the compensation committee, (2) the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to an employee, and (3) under the terms of the option, the amount of compensation is based solely on an increase in the value of the stock after the date of grant.

     One or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria), are used exclusively by the compensation committee in establishing performance goals:

     .    total stockholder return;
     . such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index;
     .    net income;
     .    pretax earnings;
     .    earnings before interest expense, taxes, depreciation and
          amortization;
     . pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items;
     .    operating margin;
     .    earnings per share;
     .    return on equity;
     .    return on capital;
     .    return on investment;
     .    operating earnings;
     .    working capital;
     .    growth in revenue;
     .    growth in sales;
     .    return on net assets employed;
     .    net operating profit after taxes less the cost of capital;
     .    cash flow; and
     .    ratio of debt to stockholders' equity.

     Under the Internal Revenue Code, a director is an "outside director" if (1) he or she is not a current employee of the corporation, (2) he or she is not a former employee who receives compensation for prior services (other than under a qualified retirement plan), (3) he or she has not been an officer of the corporation, and (4) he or she does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the corporation in any capacity other than as a director.

     The maximum number of shares of common stock subject to options that can be awarded under the plan to any person is 600,000 per year. The maximum number of shares of common stock that can be awarded under the plan to any person, other than pursuant to an option, is 100,000 per year. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $1,000,000 and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one person is $1,000,000.

FEDERAL INCOME TAX CONSEQUENCES

Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for us. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

     For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

     If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

     If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     A grantee who has transferred a non-qualified stock option to a spouse, child, grandchild, parent or sibling by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includible in the grantee's estate for estate tax purposes.

Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Deferred Common Stock. There are no immediate tax consequences of receiving an award of deferred common stock under the plan. A grantee who is awarded deferred common stock will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the distribution date(s) under the deferral election, reduced by the amount, if any, paid for such shares. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units. There are no immediate tax consequences of receiving an award of restricted common stock units under the plan. A grantee who is awarded restricted common stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Unrestricted Common Stock. Participants who are awarded unrestricted common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of common stock on the date of the award, reduced by the amount, if any, paid for such shares. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Dividend Equivalent Rights. Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount distributed to the grantee pursuant to the award. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights under the plan. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance Share Awards. There are no immediate tax consequences of receiving an award of performance shares under the plan. A grantee who is awarded performance shares will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee pursuant to the award, reduced by the amount, if any, paid for such shares. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

     Upon a grantee's disposition of performance shares, any gain realized in excess of the amount reported as ordinary income will be reportable by the grantee as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the grantee has held the shares of common stock for at least one year. Otherwise, the capital gain or loss will be short-term.

Performance and Annual Incentive Awards. The award of a performance or annual incentive award will have no federal income tax consequences for us or for the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with applicable reporting requirements and with the restrictions of
Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.


INFORMATION REGARDING EMPLOYEE STOCK PURCHASE PLAN
--------------------------------------------------------------------------------

     This section provides a summary of the terms of the Employee Stock Purchase Plan and the proposal to approve the plan.

PROPOSAL TO APPROVE COORSTEK, INC. EMPLOYEE STOCK PURCHASE PLAN

     Our board (and our sole stockholder prior to the spin-off, Graphic Packaging) approved the Employee Stock Purchase Plan on October 21, 1999. On February 17, 2000, our board approved an amendment to the plan to exclude our foreign subsidiaries--CoorsTek Scotland, CoorsTek Korea, CoorsTek Canada, and CoorsTek GmbH--from participating in the plan, and to designate a broker to administer stock sales under the plan, subject to approval from our stockholders at this meeting. We are asking our stockholders to approve our Employee Stock Purchase Plan as we believe that the plan is critical to our ability to retain and motivate our employees.

     The purpose of the plan is to enable our eligible employees, and eligible employees of our participating affiliates, through payroll deductions, to purchase shares of our common stock, to increase the employees' interest in our growth and success and encourage employee retention. There are currently 343 participants in the plan. Because participation in the plan is subject to the discretion of each eligible employee, the benefits or amounts that will be received by any participant or groups of participants if the plan is approved are not currently determinable.

     The Board of Directors recommends a vote FOR the approval and adoption of the Employee Stock Purchase Plan. The affirmative vote of a majority of the common shares present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the Employee Stock Purchase Plan.

DESCRIPTION OF THE PLAN

     A description of the plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the plan, a copy of which is attached as appendix C to this proxy statement.

     On the record date, of the 500,000 shares of common stock reserved for issuance under the plan, 470,257 shares of common stock were available for purchase by our eligible employees and the eligible employees of our participating affiliates. The shares of common stock issuable under the plan may be authorized but unissued shares or treasury shares.

     The plan permits eligible employees to elect to have a portion of their pay deducted by us to purchase shares of our common stock. In the event there is any increase or decrease in the number of shares of common stock without receipt of consideration by us (for instance, by a recapitalization or stock split), there may be a proportionate adjustment to the number and kinds of shares that may be purchased under the plan. We will determine the length and duration of the periods during which payroll deductions will be accumulated to purchase shares of common stock. This period is known as the offering period. The offering periods are currently six months in duration.

Administration. The plan will be administered by the compensation committee of our board. The compensation committee has the authority to interpret the plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the plan. All of the compensation committee's determinations will be final and binding.

Eligibility. Any of our employees, or the employees of our participating affiliates, may participate in the plan, except the following, who are ineligible to participate: (i) an employee whose customary employment is for less than three months in any calendar year; (ii) an employee whose customary employment is 20 hours or less per week; and (iii) an employee who, after exercising his or her rights to purchase shares of common stock under the plan, would own shares of stock (including shares of stock that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of our stock. An employee must be employed on the last day of the offering period in order to acquire shares of common stock under the plan unless the employee has retired, died or become disabled, been laid off or is on an approved leave of absence. As of March 20, 2001, there were approximately 3,847 persons, based on their status as employees of CoorsTek or employees of our affiliates, who were eligible to participate in the plan.

Participation Election. An eligible employee may become a participant in the plan by completing an election to participate in the plan on a form provided by us and submitting that form to our payroll department. The form will authorize us to have deductions made from pay on each pay day following enrollment in the plan. The deductions or contributions will be credited to the employee's account under the plan. An employee may not, during any offering period, change his or her percentage of payroll deduction or contribution for that offering period, nor may an employee withdraw any contributed funds other than by terminating participation in the plan (as described below). A participating employee may increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next offering period, by delivering to us a new form regarding election to participate in the plan. A participating employee may terminate payroll deductions or contributions at any time.

Purchase Price. Rights to purchase shares of our common stock will be deemed granted to participating employees as of the first trading day of each offering period. The purchase price for each share will be set by the compensation committee. The purchase price for an offering period may not be less than 85% of the fair market value of our shares of common stock on the first trading day of the offering period or the day on which the shares are purchased, whichever is lower.

Purchase Limit. No participating employee may purchase shares of common stock in any calendar year under the plan and all of our (or any of our parents' or subsidiaries') other "employee stock purchase plans" having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the offering period.

Purchase of Common Stock. On the purchase date, a participating employee will be credited with the number of whole shares of common stock purchased under the plan for such period. Shares of common stock purchased under the plan will be held in the custody of an agent designated by us. The agent may hold the shares of common stock purchased under the plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate, without identification as to individual employees. An employee may, at any time following his or her purchase of shares under the plan, by written notice instruct the agent to have all or part of such shares reissued in the employee's own name and have the stock certificate delivered to the employee.

          If, in any offering period, the number of unsold shares that may be made available for purchase under the plan is insufficient to permit eligible employees to exercise their rights to purchase shares, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately.

Termination of Participation. A participating employee will be refunded all monies in his or her account, and his or her participation in the plan will be terminated, if (i) the employee ceases to be eligible to participate in the plan, or (ii) the employee voluntarily terminates his or her employment with us or any of our participating affiliates, other than by retirement, prior to the purchase date. A participating employee's participation in the plan will also terminate in the event that our board elects to terminate the plan; provided that termination of the plan will not impair the vested rights of the participant.

          If a participating employee elects to terminate participation in the plan, terminates participation because of his or her retirement or death, or terminates participation because of an involuntary termination of employment without cause, the employee (or his or her representative in the event of death) can choose to either (i) purchase shares of common stock on the purchase date with the amounts then accumulated in his or her account, or (ii) have all monies in his or her account refunded.

Lay-off, Authorized Leave of Absence or Disability. Payroll deductions may be suspended for a participating employee during any period of absence of the employee from work due to lay-off, authorized leave of absence or disability or, if the employee so elects, periodic payments to the plan by the employee may continue to be made in cash. If the participating employee returns to active service prior to the purchase date, the employee's payroll deductions will be resumed. If the employee did not make periodic cash payments during the employee's period of absence, the employee may elect to (i) make up any deficiency in the employee's account resulting from a suspension of payroll deductions by an immediate cash payment, (ii) not make up the deficiency in his or her account, in which event the number of shares to be purchased by the employee will be reduced to the number of whole shares which may be purchased with the amount, if any, credited to the employee's account on the purchase date, or (iii) withdraw the amount in the employee's account and terminate the employee's option to purchase. If a participating employee's period of lay-off, authorized leave of absence or disability terminates on or before the purchase date, and the employee has not resumed active employment with us or our applicable participating affiliate, the employee will receive a distribution of his or her account.

Transferability of Shares. No participating employee may assign his or her rights to purchase shares of common stock under the plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of common stock under the plan may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

Amendment of Plan. Our board may, at any time, amend the plan in any respect; provided, however, that without approval of the stockholders, no amendment shall be made (i) increasing the number of shares that may be made available for purchase under the plan, or (ii) changing the eligibility requirements for participating in the plan. No amendment may be made to the plan that impairs the vested rights of participating employees.

Termination of Plan. Our board may terminate the plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participants that have vested at the time of termination. In any event, the plan shall, without further action of our board, terminate at the earlier of (i) 10 years after adoption of the plan by our board and (ii) such time as all shares of common stock that may be made available for purchase under the plan have been issued.

Reorganizations. Upon a reorganization in which we are not the surviving corporation or a sale of assets or stock, the plan and all rights outstanding shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation or assumption of the plan, or for the substitution of the rights under the plan with rights covering the shares of stock of the successor corporation.

No Employment Rights. Neither the plan nor any right to purchase shares of common stock under the plan confers upon any employee any right to continued employment with us or any of our participating affiliates.

FEDERAL INCOME TAX CONSEQUENCES

          The plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. Amounts withheld from pay under the plan are taxable income to participating employees in the year in which the amounts otherwise would have been received, but the participating employees will not be required to recognize additional income for federal income tax purposes either at the time the employee is deemed to have been granted a right to purchase shares of common stock (on the first day of an offering period) or when the right to purchase shares of common stock is exercised (on the last day of the offering period).

          If the participating employee holds the shares of common stock purchased under the plan for at least two years after the first day of the offering period in which the shares were acquired (the "Grant Date") and for at least one year after the shares are purchased, when the participating employee disposes of the shares, he or she will recognize as ordinary income an amount equal to the lesser of:

               (i) the excess of the fair market value of the shares on the date of disposition over the price paid for the shares; and

               (ii) the fair market value of the shares on the Grant Date multiplied by the discount percentage for stock purchases under the plan. The discount percentage is generally 15%, although we may use a lesser discount percentage, including a zero discount percentage.

          If the participating employee disposes of the shares within two years after the Grant Date or within one year after the shares are purchased, he or she will recognize ordinary income equal to the fair market value of the shares on the last day of the offering period in which the shares were acquired less the amount paid for the shares. The ordinary income recognition pertains to any disposition of shares acquired under the plan (such as by sale, exchange or gift).

          Upon disposition of the shares acquired under the plan, any gain realized in excess of the amount reported as ordinary income will be reportable by the participating employee as a capital gain, and any loss will be reportable as a capital loss. Amounts required to be reported as ordinary income on the disposition of the shares may be added to the purchase price in determining any remaining capital gain or loss. Capital gain or loss will be long-term if the employee has satisfied the two-year holding period requirement described above or, in any event, if the employee has held the shares for at least one year. Otherwise, the capital gain or loss will be short-term.

          If the participating employee satisfies the two-year holding period for the shares purchased under the plan, we will not receive any deduction for federal income tax purposes with respect to those shares or the right under which they were purchased. If the employee does not satisfy the two-year holding period, we will be entitled to a deduction in an amount equal to the amount that is considered ordinary income. Otherwise, the plan has no tax effect on us.


RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

          Our board has unanimously reappointed the firm of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2001, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the annual meeting. A representative of PricewaterhouseCoopers is expected to be present at the annual meeting to answer appropriate questions from the stockholders and will be given an opportunity to make a statement on behalf of PricewaterhouseCoopers.

          The Board of Directors recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2001. In the event that ratification of this selection of auditors is not approved by a majority of the common shares present in person or represented by proxy at the annual meeting and entitled to vote, management will review its future selection of auditors.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

          In the past, we have engaged in various transactions with Graphic Packaging. These transactions, which included Graphic Packaging's financial support of us, ceased at the time of the spin-off. Upon the spin-off, we entered into contracts with Graphic Packaging that govern certain relationships between us and Graphic Packaging, including the Tax Sharing Agreement and the Distribution Agreement under which the spin-off was effected. We believe that these agreements contain fair market provisions and are on terms comparable to those that would have been reached in arm's-length negotiations had the parties been unaffiliated at the time of the negotiations.

TAX SHARING AGREEMENT

          We and our subsidiaries, and Graphic Packaging and its subsidiaries, are parties to a tax sharing agreement that defines the parties' rights and obligations with respect to deficiencies and refunds of federal, state and other taxes relating to our business for tax years prior to the spin-off and with respect to certain of our tax attributes after the spin-off. In general, Graphic Packaging is responsible for filing federal and state tax returns and paying the associated taxes for periods through the date of the spin-off. We will reimburse Graphic Packaging for the portion of such taxes relating to our business. We are responsible for filing returns and paying taxes related to our business for periods beginning on and after the date of our spin-off. We have agreed with Graphic Packaging to cooperate with each other and to share information in preparing such tax returns and in dealing with other tax matters.

          The tax sharing agreement is also designed to preserve the status of the spin-off as a tax-free distribution. In connection with the spin-off, Graphic Packaging obtained a private letter ruling from the Internal Revenue Service to the effect that the spin-off was tax-free to Graphic Packaging and its shareholders. In connection with the private letter ruling and the tax sharing agreement, we and Graphic Packaging have agreed to abstain from certain actions for a two-year period after the spin-off. As noted above, we have agreed that we will refrain from engaging in certain transactions during the two-year period following the spin-off unless we first provide Graphic Packaging with a ruling from the Internal Revenue Service or an opinion of tax counsel acceptable to Graphic Packaging that the transaction will not adversely affect the tax-free characterization of the spin-off. The transactions subject to these restrictions, which are not expected to materially affect our operating flexibility, consist of our liquidation, merger or consolidation, our redemption of certain amounts of our stock, sales of assets out of the ordinary course of business, discontinuance of certain businesses and certain issuances of our common stock. By its terms, the tax sharing agreement terminates when the statutes of limitations under applicable tax laws expire.

DISTRIBUTION AGREEMENT

          Under the Distribution Agreement, we have agreed with Graphic Packaging to enter or cause our respective subsidiaries to enter into a joint defense agreement in the event both Graphic Packaging and we may be involved in related litigation, and have entered into an environmental responsibility agreement allocating responsibility for environmental liabilities if they are incurred. We have agreed with Graphic Packaging to give each other notice and to cooperate with respect to any such environmental matter and have agreed to indemnify each other for our respective environmental practices under the environmental responsibility agreement. Any joint defense agreement would provide for management of the proceeding and allocation of related costs, liabilities and recoveries. The stated terms of any joint defense agreement that may be entered into would typically be tied to the duration of the litigation that is the subject matter of the agreement.


OTHER BUSINESS
--------------------------------------------------------------------------------

          Our board of directors is not aware of any other matters that are to be presented at the annual meeting. If other matters should properly be presented at the annual meeting, the persons named in the proxy will vote on these matters using their best judgment.

STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

          We anticipate that our next annual meeting of stockholders will be held on or about May 7, 2002. In order to include a stockholder proposal in our proxy statement and form of proxy relating to our next annual meeting of stockholders following the end of the 2001 fiscal year, it must be received by us no later than December 7, 2001. Any stockholder proposal submitted to us for consideration at next year's annual meeting but which is not intended to be included in the related proxy statement and form of proxy must be received between January 8, 2002 and February 7, 2002; otherwise, the proposal will be considered by us to be untimely and not properly brought before the meeting.


AVAILABILITY OF REPORT ON FORM 10-K
--------------------------------------------------------------------------------

          Upon your written request, we will provide a complimentary 2000 Annual Report on Form 10-K (without exhibits). Your request should be mailed to CoorsTek's principal executive offices, addressed as follows: CoorsTek, Inc.,
Attn: Stockholder Relations, 16000 Table Mountain Parkway, Golden, Colorado
80403.


                                             By Order of Our Board of Directors.


          Dated:  April 6, 2001              /s/ JOSEPH G. WARREN, JR.
                                             -----------------------------------
                                             Joseph G. Warren, Jr., Secretary

                                                                      APPENDIX A

              COORSTEK AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER
                                    -------


I.   PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other significant financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     . Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     . Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing function.

     . Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing function, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. The Chairman of the Board shall appoint Chair.

III. MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee shall meet with the independent accountants and management quarterly to review the Corporation's financials consistent with IV.4 (below).

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

1.   Review and update this Charter periodically, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other significant financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditing function and management's response.

4. Review with the financial management and the independent accountants 10-Q prior to its filing or prior to the release of earnings.


Independent Accountants
-----------------------

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee shall review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes
-----------------------------

8. In consultations with the independent accountants and management, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgment about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants and management.

Process Improvement
-------------------

11. Establish regular and separate systems of reporting to the Audit Committee by management and independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management, the independent accountants and internal auditing function, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)


Ethical and Legal Compliance
----------------------------

15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

16. Review policies and procedures with respect to officer's expense accounts and prerequisites, including their use of corporate assets and consider the results of any review of these areas by the internal auditor or the independent accountant.


17. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to the public and governmental organizations satisfy legal requirements.

18. Review activities, organizational structure, and qualifications of the internal audit function.

19. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

20. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

21. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                      APPENDIX B



                                COORSTEK, INC.

                        STOCK OPTION AND INCENTIVE PLAN
                        -------------------------------

                          Effective October 21, 1999

                               TABLE OF CONTENTS

                                                                                                         Page
                                                                                                         ----
1.   PURPOSE...........................................................................................    1
2.   DEFINITIONS.......................................................................................    1
3.   ADMINISTRATION OF THE PLAN.........................................................................   5
     3.1.   Board.......................................................................................   5
     3.2.   Committee...................................................................................   6
     3.3.   Awards......................................................................................   6
     3.4.   No Liability................................................................................   7
4.   STOCK SUBJECT TO THE PLAN..........................................................................   7
5.   EFFECTIVE DATE AND TERM OF THE PLAN................................................................   7
     5.1.   Effective Date..............................................................................   7
     5.2.   Term........................................................................................   8
6.   OPTION GRANTS......................................................................................   8
     6.1.   Company or Subsidiary Employees; Service Providers; Other Persons...........................   8
     6.2.   Successive Awards...........................................................................   8
     6.3.   Reload Options..............................................................................   8
7.   LIMITATIONS ON GRANTS..............................................................................   8
     7.1.   Limitation on Shares of Stock Subject to Awards and Cash Awards.............................   8
     7.2.   Limitations on Incentive Stock Options......................................................   9
8.   AWARD AGREEMENT....................................................................................   9
9.   OPTION PRICE.......................................................................................  10
10.  VESTING, TERM AND EXERCISE OF OPTIONS..............................................................  10
     10.1.  Vesting and Option Period...................................................................  10
     10.2.  Term........................................................................................  10
     10.3.  Acceleration................................................................................  10
     10.4.  Termination of Employment or Other Relationship.............................................  11
     10.5.  Rights in the Event of Death................................................................  11
     10.6.  Rights in the Event of Disability...........................................................  12
     10.7.  Rights in the Event of Retirement...........................................................  12
     10.8.  Limitations on Exercise of Option...........................................................  12
     10.9.  Method of Exercise..........................................................................  13
     10.10. Delivery of Stock Certificates..............................................................  14
11.  STOCK APPRECIATION RIGHTS..........................................................................  14
     11.1.  Right to Payment............................................................................  14
     11.2.  Other Terms.................................................................................  14
12.  TRANSFERABILITY OF OPTIONS.........................................................................  14
     12.1.  Transferability of Options..................................................................  14
     12.2.  Family Transfers............................................................................  15

13.  RESTRICTED STOCK.....................................................................................  15
     13.1.  Grant of Restricted Stock or Restricted Stock Units...........................................  15
     13.2.  Restrictions..................................................................................  15
     13.3.  Restricted Stock Certificates.................................................................  16
     13.4.  Rights of Holders of Restricted Stock.........................................................  16
     13.5.  Rights of Holders of Restricted Stock Units...................................................  16
     13.6.  Termination of Employment or Other Relationship...............................................  17
     13.7.  Rights in the Event of Death..................................................................  17
     13.8.  Rights in the Event of Disability.............................................................  17
     13.9.  Delivery of Stock and Payment Therefor........................................................  18
14.  DEFERRED STOCK AWARDS................................................................................  18
     14.1.  Nature of Deferred Stock Awards...............................................................  18
     14.2.  Election to Receive Deferred Stock Awards in Lieu of Compensation.............................  18
     14.3.  Rights as a Stockholder.......................................................................  19
     14.4.  Restrictions..................................................................................  19
     14.5.  Termination...................................................................................  19
15.  UNRESTRICTED STOCK AWARDS............................................................................  19
     15.1.  Grant or Sale of Unrestricted Stock...........................................................  19
16.  PERFORMANCE STOCK AWARDS.............................................................................  19
     16.1.  Nature of Performance Stock Awards............................................................  19
     16.2.  Rights as a Stockholder.......................................................................  20
     16.3.  Termination...................................................................................  20
     16.4.  Acceleration, Waiver, Etc.....................................................................  20
17.  DIVIDEND EQUIVALENT RIGHTS...........................................................................  20
     17.1.  Dividend Equivalent Rights....................................................................  20
     17.2.  Interest Equivalents..........................................................................  21
     17.3.  Termination...................................................................................  21
18.  CERTAIN PROVISIONS APPLICABLE TO AWARDS..............................................................  21
     18.1.  Stand-Alone, Additional, Tandem, and Substitute Awards........................................  21
     18.2.  Term of Awards................................................................................  22
     18.3.  Form and Timing of Payment Under Awards; Deferrals............................................  22
     18.4.  Performance and Annual Incentive Awards.......................................................  22
            18.4.1.  Performance Conditions...............................................................  22
            18.4.2.  Performance Awards Granted to Designated  Covered Employees..........................  23
            18.4.3.  Annual Incentive Awards Granted to Designated  Covered Employees.....................  25
            18.4.4.  Written Determinations...............................................................  26
            18.4.5.  Status of Section 18.4.3 and Section 18.4.2 Awards  Under Code Section 162(m)........  27
19.  PARACHUTE LIMITATIONS................................................................................  27
20.  REQUIREMENTS OF LAW..................................................................................  28

     20.1.  General................................................................................................  28
     20.2.  Rule 16b-3.............................................................................................  29
21.  AMENDMENT AND TERMINATION OF THE PLAN.........................................................................  29
22.  EFFECT OF CHANGES IN CAPITALIZATION...........................................................................  30
     22.1.  Changes in Stock.......................................................................................  30
     22.2.  Reorganization in Which the Company Is the Surviving Entity and in Which No Change in Control Occurs...  30
     22.3.  Reorganization, Sale of Assets or Sale of Stock Which Involves a Change in Control.....................  30
     22.4.  Adjustments............................................................................................  31
     22.5.  No Limitations on Company..............................................................................  31
23.  POOLING.......................................................................................................  31
24.  DISCLAIMER OF RIGHTS..........................................................................................  32
25.  NONEXCLUSIVITY OF THE PLAN....................................................................................  32
26.  WITHHOLDING TAXES.............................................................................................  32
27.  CAPTIONS......................................................................................................  33
28.  OTHER PROVISIONS..............................................................................................  33
29.  NUMBER AND GENDER.............................................................................................  33
30.  SEVERABILITY..................................................................................................  33
31.  GOVERNING LAW.................................................................................................  34

                                COORSTEK, INC.

                        STOCK OPTION AND INCENTIVE PLAN


     CoorsTek, Inc., a Delaware corporation (the "Company"), sets forth herein the terms of the Company's Stock Option and Incentive Plan (the "Plan") as follows:

1.   PURPOSE

     The purpose of the Plan is to enhance the Company's ability to attract, retain, and compensate highly qualified officers, key employees, and other persons, and to motivate such officers, key employees, and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company and with other financial incentives. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock awards, unrestricted stock awards, performance stock awards, dividend equivalent rights, performance awards and annual incentive awards in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.   DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

     2.1 "affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

     2.2 "Annual Incentive Award" means a conditional right granted to a Grantee under Section 18.4.3 hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

     2.3 "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, Dividend Equivalent Rights, Performance or Annual Incentive Awards under the Plan.

     2.4 "Award Agreement" means the stock option agreement, stock appreciation rights agreement, restricted stock agreement, restricted stock unit agreement, deferred stock award agreement, unrestricted stock award agreement, performance stock award agreement, dividend equivalent rights agreement, performance award agreement, annual incentive award agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

     2.5 "Benefit Arrangement" shall have the meaning set forth in Section 19 hereof.

     2.6  "Board" means the Board of Directors of the Company.

     2.7 "Change in Control" means any of the following transactions: (i) if beneficial ownership of 50% or more of either the outstanding shares of the Company's common stock or the combined voting power of the Company's voting stock is acquired by persons or entities not related to the Company without consent of the current Board, (ii) upon the election of individuals constituting a majority of the Board who were either not members prior to their election or not recommended to the stockholders by the Board, (iii) upon a merger, consolidation or sale of all or substantially all of the Company's assets, where upon (a) at least 50% of the outstanding shares of the Company's common stock and of the combined voting power of voting securities are not held in the same proportion, and by the same persons as the beneficial owners prior to such event, (b) at least 35% of the Company's common stock is held by a person that did not hold such amount prior to the event and (c) a majority of the current Board did not survive the event, or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     2.8 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

     2.9 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate of the Company.

     2.10 "Company" means CoorsTek, Inc.

     2.11 "Covered Employee" means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

     2.12 "Deferred Stock" means a right, granted to a Grantee under Section 14 hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

     2.13 "Dividend Equivalent" means a right, granted to a Grantee under
Section 17 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

     2.14 "Effective Date" means October 21, 1999, the date on which the Plan was adopted by the Board.

     2.15 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.16 "Family Member" means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

     2.17 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the NASDAQ National Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

     2.18 "Grant Date" means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves an Award, (ii) the date on which the recipient of such Award first became an employee of or otherwise entered into a relationship with the Company or an affiliate of the Company or (iii) such other date as may be specified by the Board or such Committee.

     2.19 "Grantee" means a person who receives or holds a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, Performance or Annual Incentive Awards, or Dividend Equivalent Rights under the Plan.

     2.20 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

     2.21 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

     2.22 "Option Period" means the period during which Options may be exercised as set forth in Section 10 hereof.

     2.23 "Option Price" means the purchase price for each share of Stock subject to an Option.

     2.24 "Other Agreement" shall have the meaning set forth in Section 19 hereof.

     2.25 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

     2.26 "Performance Stock Award" means Awards granted pursuant to Section 16.

     2.27 "Plan" means this CoorsTek, Inc. Stock Option and Incentive Plan.

     2.28 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

     2.29 "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to
Section 13.2 hereof.

     2.30 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 13 hereof, that are subject to restrictions and to a risk of forfeiture.

     2.31 "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to
Section 13 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

     2.32 "Retirement" means a termination of employment from the Company or an affiliate under a Company retirement plan.

     2.33 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

     2.34 "Stock" means the common stock, par value $.01 per share, of the Company.

     2.35 "Stock Appreciation Rights" or "SAR" means a right granted to a Grantee under Section 11 hereof.

     2.36 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

     2.37 "Termination Date" shall be the date upon which an Option shall terminate or expire, as set forth in Section 10.2 hereof.

     2.38 "Unrestricted Stock Award" means any Award granted pursuant to Section 15.

3.   ADMINISTRATION OF THE PLAN

     3.1. Board

     The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's articles of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

     3.2. Committee.

     The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Corporation and applicable law. In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

     3.3. Awards

     Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Awards to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to an Award, (iv) to establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),
(v) to prescribe the form of each Award Agreement evidencing an Award, and (vi) to amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan.

Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made.

     3.4. No Liability.

     No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4.   STOCK SUBJECT TO THE PLAN

     Subject to adjustment as provided in Section 22 hereof, the number of shares of Stock available for issuance under the Plan shall be one million plus the number of shares of Stock that are subject to Options and Stock Units that are substituted for options to purchase shares and receive shares of the common stock of ACX Technologies, Inc. ("ACX") in connection with the distribution by ACX to its shareholders of all of the Stock held by ACX. No more than ten percent 10% of the shares of Stock reserved for issuance under the Plan may be granted pursuant to Awards other than Options. In no event, except as subject to adjustment as provided in Section 22 shall more than one million shares of Stock be cumulatively available for issuance pursuant to the exercise of Incentive Stock Options. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan.

5.   EFFECTIVE DATE AND TERM OF THE PLAN

     5.1. Effective Date.

     The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting of stockholders, provided that the total votes cast represent a majority of all shares entitled to vote. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

     5.2. Term.

     The Plan has no termination date; however, no Incentive Stock Option may be granted on or after the tenth anniversary of the Effective Date.

6.   OPTION GRANTS

     6.1. Company or Subsidiary Employees; Other Persons

     Subject to Section 7, Awards may be made under the Plan to: (i) any employee of the Company or of any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time, and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

     6.2. Successive Awards.

     An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

     6.3. Reload Options.

     At the discretion of the Board and subject to such restrictions, terms and conditions as the Board may establish, Options granted under the Plan may include a "reload" feature pursuant to which a Grantee exercising an Option by the delivery of a number of shares of Stock in accordance with Section 10.9 hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Board may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option with an Option term equal to the remainder of the original Option term unless the Board otherwise determines in the Option Award Agreement for the original grant.

7.   LIMITATIONS ON GRANTS

     7.1. Limitation on Shares of Stock Subject to Awards and Cash Awards.

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, except as subject to adjustment as provided in Section 22, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is 600,000 shares per year. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, except as subject to adjustment as provided in Section 22, the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option to any person eligible for an Award under Section 6 hereof is 100,000 per year. The maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Grantee shall be $1,000,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $1,000,000.

     7.2. Limitations on Incentive Stock Options.

     An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.   AWARD AGREEMENT

     Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification, such options shall be deemed non-qualified stock options.

9.   OPTION PRICE

     The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall be the aggregate Fair Market Value on the Grant Date of the shares of Stock subject to the Option; provided, however, that in the event that a Grantee would otherwise
            --------  -------
be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value of a share of Stock or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10.  VESTING, TERM AND EXERCISE OF OPTIONS

     10.1. Vesting and Option Period.

     Subject to Sections 10.2 and 22.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the "Option Period" with respect to such Option.

     10.2. Term.

     Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee would
                     --------  -------
otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

     10.3. Acceleration.

     Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised.

Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Company as provided in Section 5.1 hereof.

     10.4.  Termination of Employment or Other Relationship.

     Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of: (i) death; (ii) or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code); or (iii) Retirement, any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee's termination of employment or other relationship, unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company.

     If the employment of the Grantee is terminated for cause, as determined by the Company, any Option whether vested or unvested shall thereafter be void for all purposes. As used in this subsection, "cause" shall mean, as determined by the Company, a violation of the Company's established policies and procedures or a breach of the Grantee's fiduciary duty to the Company.

     10.5.  Rights in the Event of Death.

     If a Grantee dies while employed by or providing services to the Company, any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 10.1 hereof but has not been exercised shall terminate at the close of business one year following the Grantee's death, unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. The executors or Boards or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period) and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee's death.

     10.6.  Rights in the Event of Disability.

     Unless otherwise stated in the applicable Award Agreement, if a Grantee terminates employment or other relationship with the Company by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 10.1 hereof but has not been exercised shall terminate one year following the Grantee's termination of employment or service, unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

     10.7.  Rights in the Event of Retirement.

     Unless otherwise stated in the applicable Award Agreement, if a Grantee terminates employment or other relationship with the Company by reason of his or her Retirement, any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 10.1 hereof but has not been exercised shall terminate one year following the Grantee's termination of employment or other relationship, unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof.

     10.8.  Limitations on Exercise of Option.

     Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 22 hereof which results in termination of the Option.

     10.9.  Method of Exercise.

     An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Company of a written statement of attestation, in such form as may be prescribed for this purpose by the Committee, signed by the Grantee and certifying that the Grantee is electing to use a specified number of shares of Stock then owned by the Grantee to pay the purchase price of the Stock purchased pursuant to the Option and that the Grantee is electing to have issued to him or her the additional shares of Stock, in excess of the Option Price, to which the Grantee is entitled as a result of the exercise of the Option; provided, however, that no shares of Stock owned by a Grantee may be used for this purpose unless such Stock has been held by Grantee for more than six months; for purposes of determining the extent to which the Option Price has been paid thereby, the shares of Stock shall be valued at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). The Board may provide, by inclusion of appropriate language in an Award Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 22 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

     10.10. Delivery of Stock Certificates.

     Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

11.  STOCK APPRECIATION RIGHTS

     The Board each is authorized to grant SARs to Grantees on the following terms and conditions:

     11.1.  Right to Payment.

     A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided in Section 18.1.

     11.2.  Other Terms.

     The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.

12.  TRANSFERABILITY OF OPTIONS

     12.1.  Transferability of Options

     Except as provided in Section 12.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the

Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 12.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

     12.2.  Family Transfers.

            If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 12.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 12.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 12.2 or by will or the laws of descent and distribution. The events of termination of employment or other relationship of Section 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Sections 10.4, 10.5, or 10.6.

13.  RESTRICTED STOCK

     13.1.  Grant of Restricted Stock or Restricted Stock Units.

     The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

     13.2.  Restrictions.

     At the time a grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units in accordance with Section 18.4.1 and 18.4.2. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

     13.3.  Restricted Stock Certificates.

     The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a
                          --------  -------
legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

     13.4.  Rights of Holders of Restricted Stock.

     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

     13.5.  Rights of Holders of Restricted Stock Units.

     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

     13.6.  Termination of Employment or Other Relationship.

     Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Restricted Stock or Restricted Stock Units held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company.

     13.7.  Rights in the Event of Death.

     Unless otherwise provided in the Award Agreement, if a Grantee dies while employed by the Company, any Restricted Stock or Restricted Stock Units held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Restricted Stock or Restricted Stock Units granted to such Grantee which are fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

     13.8.  Rights in the Event of Disability.

     Unless otherwise provided in the Award Agreement, if a Grantee terminates employment or other relationship with the Company by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, any Restricted Stock or Restricted Stock Units held by such Grantee that has not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

     13.9.  Delivery of Stock and Payment Therefor.

     Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units (or such other higher purchase price determined by the Board), a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

14.  DEFERRED STOCK AWARDS

     14.1.  Nature of Deferred Stock Awards.

     A Deferred Stock Award is an Award of phantom stock units to a Grantee, subject to restrictions and conditions as the Board may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the Grantee executing the Deferred Stock Award Agreement. The terms and conditions of each such agreement shall be determined by the Board, and such terms and conditions may differ among individual Awards and Grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the Grantee in the form of shares of Stock.

     14.2.  Election to Receive Deferred Stock Awards in Lieu of Compensation.

     The Board may, in its sole discretion, permit a Grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such Grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Board and in accordance with rules and procedures established by the Board. The Board shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Board deems appropriate.

     14.3.  Rights as a Stockholder.

     During the deferral period, a Grantee shall have no rights as a Stockholder; provided, however, that the Grantee may be credited with Dividend Equivalent Rights with respect to the phantom Stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Board may determine.

     14.4.  Restrictions.

     A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

     14.5.  Termination.

     Except as may otherwise be provided by the Board either in the Award Agreement or, in writing after the Award Agreement is issued, a Grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company for any reason.

15.  UNRESTRICTED STOCK AWARDS

     15.1.  Grant or Sale of Unrestricted Stock.

     The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Grantee.

16.  PERFORMANCE Stock AWARDS

     16.1.  Nature of Performance Stock Awards.

     A Performance Stock Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Stock Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine whether and to whom Performance Stock Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Stock; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Stock Awards under the Plan.

     16.2.  Rights as a Stockholder.

     A Grantee receiving a Performance Stock Award shall have the rights of a Stockholder only as to shares actually received by the Grantee under the Plan and not with respect to shares subject to the Award but not actually received by the Grantee. A Grantee shall be entitled to receive a Stock certificate evidencing the acquisition of Stock under a Performance Stock Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Stock Award (or in a performance plan adopted by the Board).

     16.3.  Termination.

     Except as may otherwise be provided by the Board either in the Award Agreement in writing after the Award Agreement is issued, a Grantee's rights in all Performance Stock Awards shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company and its Subsidiaries for any reason.

     16.4.  Acceleration, Waiver, Etc.

     At any time prior to the Grantee's termination of employment (or other business relationship) by the Company and its Subsidiaries, the Board may in its sole discretion accelerate, waive or amend any or all of the goals, restrictions or conditions imposed under any Performance Stock Award.

17.  DIVIDEND EQUIVALENT RIGHTS

     17.1.  Dividend Equivalent Rights.

     A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

     17.2.  Interest Equivalents.

     Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

     17.3.  Termination.

     Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of employment or other relationship with the Company and its Subsidiaries for any reason.

18.  Certain Provisions Applicable to Awards

     18.1.  Stand-Alone, Additional, Tandem, and Substitute Awards

     Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Grantee to receive payment from the Company or any Subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

     18.2.  Term of Awards

     The term of each Award shall be for such period as may be determined by the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the Code).

     18.3.  Form and Timing of Payment Under Awards; Deferrals

     Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

     18.4.  Performance and Annual Incentive Awards

            18.4.1.    Performance Conditions

            The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 18.4.2 and 18.4.3 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

            18.4.2.    Performance Awards Granted to Designated Covered
                       Employees

            If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 18.4.2.

                       (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 18.4.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

                       (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital;
            (11) return on investment; (12) operating earnings; (13) working capital; (14) growth in revenue; (15) growth in sales; (16) return on net assets employed; (17) net operating profit after taxes less the cost of capital; (18) cash flow; and (19) ratio of debt to stockholders' equity. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section
            18.4.3 hereof that are intended to qualify as "performance-based compensation" under Code Section 162(m).

                       (iii) Performance Period; Timing For Establishing
            Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

                       (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 18.4.2(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 18.4.2(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                       (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a performance period or settlement of Performance Awards.

            18.4.3. Annual Incentive Awards Granted to Designated Covered Employees.

            If and to the extent that the Committee determines that an Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 18.4.3.

                       (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in 18.4.2(ii) hereof during the given performance period, as specified by the Committee in accordance with 18.4.2(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                       (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 18.4.3(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 18.4.2(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Grantee shall be subject to the limitation set forth in Section 7.1 hereof.

                       (iii) Payout of Annual Incentive Awards. After the end of
            each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Grantee in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Grantee. The Committee may, in its discretion, determine that the amount payable to any Grantee as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Grantee prior to the end of a fiscal year or settlement of such Annual Incentive Award.

            18.4.4.    Written Determinations.

            All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 18.4.2, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 18.4.3, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

            18.4.5. Status of Section 18.4.3 and Section 18.4.2 Awards Under Code Section 162(m)

            It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 18.4.2 and Section 18.4.3 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 18.4.2 and Section 18.4.3, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

19.  PARACHUTE LIMITATIONS

     Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested
(i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute
                        ---
Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

20.  REQUIREMENTS OF LAW

     20.1.  General.

     The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

     20.2.  Rule 16b-3.

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

21.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made; provided, however, that the Board shall not, without approval of the
      --------  -------
Company's stockholders, amend the Plan such that it does not comply with the Code. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an affiliate and is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this Section 21 or
Section 22 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Award theretofore awarded under the Plan.

22.  EFFECT OF CHANGES IN CAPITALIZATION

     22.1.  Changes in Stock.

     If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

     22.2. Reorganization in Which the Company Is the Surviving Entity and in Which No Change in Control Occurs.

     Subject to Section 22.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities in which no Change in Control Occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

     22.3. Reorganization, Sale of Assets or Sale of Stock Which Involves a Change in Control.

     Upon the dissolution or liquidation of the Company or upon any transaction approved by the Board that results in a Change in Control, and unless otherwise provided by the Board in an Award Agreement, upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders.

     22.4.  Adjustments.

     Adjustments under this Section 22 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

     22.5.  No Limitations on Company.

     The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

23.  POOLING

     In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives an Award under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

24.  DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

25.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

26.  WITHHOLDING TAXES

     The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations, however in no event shall such aggregate Fair Market Value exceed the statutory withholding rate. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 26 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

27.  CAPTIONS

     The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

28.  OTHER PROVISIONS

     Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

29.  NUMBER AND GENDER

     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

30.  SEVERABILITY

     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

31.  GOVERNING LAW

     The validity and construction of this Plan and the instruments evidencing the Awards granted hereunder shall be governed by the laws of the State of Delaware (without giving effect to the choice of law provisions thereof).

     The Plan was duly adopted and approved by the Board of Directors of the Company as of the 21st day of October, 1999.


                                    /s/ KATHERINE A. RESLER
                                    -----------------------
                                    Katherine A. Resler
                                    Secretary


     The Plan was duly approved by the stockholders of the Company on the 21st day of October, 1999.


                                    ACX TECHNOLOGIES, INC.

                                    /s/ JILL B. W. SISSON
                                    ---------------------
                                    Jill B. W. Sisson
                                    Secretary

                                COORSTEK, INC.

                             AMENDMENT NUMBER 1 TO
                        STOCK OPTION AND INCENTIVE PLAN

     The CoorsTek, Inc. Stock Option and Incentive Plan (the "Plan") is hereby amended as set forth below, effective as of the date of adoption (the "Adoption Date") of this Amendment by the Board of Directors of CoorsTek, Inc. (the "Corporation"), subject to approval of this Amendment by the stockholders of the Corporation, as provided below:

     1. Section 4 of the Plan is hereby amended and restated in its entirety to read as follows: "Subject to adjustment as provided in Section 22 hereof, the number of shares of Stock available for issuance under the Plan shall be 3,194,669. No more than ten percent (10%) of the shares of Stock reserved for issuance under the Plan may be granted pursuant to Awards other than Options. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall to the extent of any such forfeiture or termination, again be available for making Awards under the Plan."

     2.   The Plan shall otherwise be unchanged by this Amendment.

     3. This Amendment is adopted subject to approval within one year of the Adoption Date by a majority of the stockholders of the Corporation. If the stockholders fail to approve this Amendment within one year of the Adoption Date, no awards may be granted under the Plan covering shares of stock in excess of the number permitted under the Plan as in effect before the Adoption Date.

                            *          *          *

     The foregoing Amendment to the Plan was duly adopted and approved by the Board of Directors of the Corporation by resolution at a meeting held on February 14, 2001, subject to approval of the Amendment by stockholders of the Corporation.

                                        /s/ JOSEPH G. WARREN, JR.
                                        --------------------------
                                        Secretary

     The foregoing Amendment to the Plan was duly adopted by the stockholders of the Corporation at a meeting held on May 8, 2001.


                                        ________________________________________
                                        Secretary

                                                                      APPENDIX C



                                 COORSTEK, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                          ----------------------------

                           Effective October 21, 1999

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
1.   SHARES SUBJECT TO THE PLAN...............................................................................   1
2.   ADMINISTRATION...........................................................................................   1
3.   INTERPRETATION...........................................................................................   1
4.   ELIGIBLE EMPLOYEES.......................................................................................   1
5.   PARTICIPATION IN THE PLAN................................................................................   2
6.   OFFERINGS................................................................................................   2
7.   OFFERING PERIODS.........................................................................................   2
8.   RIGHTS TO PURCHASE COMMON STOCK; PURCHASE PRICE..........................................................   3
9.   TIMING OF PURCHASE; PURCHASE LIMITATION..................................................................   3
10.  ISSUANCE OF STOCK CERTIFICATES...........................................................................   4
11.  WITHHOLDING OF TAXES.....................................................................................   4
12.  ACCOUNT STATEMENTS.......................................................................................   4
13.  PARTICIPATION ADJUSTMENT.................................................................................   5
14.  CHANGES IN ELECTIONS TO PURCHASE.........................................................................   5
15.  VOLUNTARY TERMINATION OF EMPLOYMENT OR DISCHARGE.........................................................   5
16.  RETIREMENT OR SEVERANCE..................................................................................   5
17.  LAY-OFF, AUTHORIZED LEAVE OR ABSENCE OR DISABILITY.......................................................   6
18.  DEATH....................................................................................................   7
19.  FAILURE TO MAKE PERIODIC CASH PAYMENTS...................................................................   7
20.  TERMINATION OF PARTICIPATION.............................................................................   7
21.  ASSIGNMENT...............................................................................................   8

22.  APPLICATION OF FUNDS.....................................................................................   8
23.  NO RIGHT TO CONTINUED EMPLOYMENT.........................................................................   8
24.  AMENDMENT OF PLAN........................................................................................   8
25.  EFFECTIVE DATE; TERM AND TERMINATION OF THE PLAN.........................................................   9
26.  EFFECT OF CHANGES IN CAPITALIZATION......................................................................   9
     a.     Changes in Stock..................................................................................   9
     b.     Reorganization in Which the Company Is the Surviving Corporation..................................  10
     c.     Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets or Stock...  11
     d.     Adjustments.......................................................................................  11
     e.     No Limitations on Company.........................................................................  11
27.  GOVERNMENTAL REGULATION..................................................................................  11
28.  STOCKHOLDER RIGHTS.......................................................................................  12
29.  RULE 16b-3...............................................................................................  12
30.  PAYMENT OF PLAN EXPENSES.................................................................................  12

                                COORSTEK, INC.
                         EMPLOYEE STOCK PURCHASE PLAN


     The Board of Director of CoorsTek, Inc. (the "Company") has adopted this Employee Stock Purchase Plan (the "Plan") to enable eligible employees of the Company and its participating Affiliates (as defined below), through payroll deductions, to purchase shares of the Company's Common Stock, par value $[0.01] per share (the "Common Stock"). The Plan is for the benefit of the employees of CoorsTek, Inc. and any participating Affiliates. The Plan is intended to benefit the Company by increasing the employees' interest in the Company's growth and success and encouraging employees to remain in the employ of the Company or its participating Affiliates. The provisions of the Plan are set forth below:

1. SHARES SUBJECT TO THE PLAN.

     Subject to adjustment as provided in Section 26 below, the aggregate number of shares of Common Stock that may be made available for purchase by participating employees under the Plan is five hundred thousand (500,000). The shares issuable under the Plan may, in the discretion of the Board of Directors of the Company (the "Board"), be either authorized but unissued shares or treasury shares.

2. ADMINISTRATION.

     The Plan shall be administered under the direction of the Compensation Committee of the Board (the "Committee"). No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

3. INTERPRETATION.

     It is intended that the Plan will meet the requirements for an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code"), and it is to be so applied and interpreted. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations will be final and binding upon all persons.

4. ELIGIBLE EMPLOYEES.

     Any employee of the Company or any of its participating Affiliates may participate in the Plan, except the following, who are ineligible to participate:

(a) an employee who has been employed by the Company or any of its participating Affiliates for less than three months as of the beginning of an Offering Period (as defined in Section 7 below); (b) an employee whose customary employment is for less than five months in any calendar year; (c) an employee whose customary employment is 20 hours or less per week; and (d) an employee who, after exercising his or her rights to purchase shares under the Plan, would own shares of Common Stock (including shares that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. The term "participating Affiliate" means any company or other trade or business that is a subsidiary of the Company (determined in accordance with the principles of Sections 424(e) and (f) of the Code and the regulations thereunder). The Board may at any time in its sole discretion, if it deems it advisable to do so, terminate the participation of the employees of a particular participating Affiliate.

5. PARTICIPATION IN THE PLAN.

     An eligible employee may become a participating employee in the Plan by completing an election to participate in the Plan on a form provided by the Company and submitting that form to the Payroll Department of the Company. The form will authorize payroll deductions (as provided in Section 6 below) and authorize the purchase of shares of Common Stock for the employee's account in accordance with the terms of the Plan. Enrollment will become effective upon the first day of the first Offering Period.

6. OFFERINGS.

     At the time an eligible employee submits his or her election to participate in the Plan (as provided in Section 5 above), the employee shall elect to have deductions made from his or her pay subject to a maximum of fifteen percent (15%) of total compensation, on each pay day following his or her enrollment in the Plan, and for as long as he or she shall participate in the Plan. The deductions will be credited to the participating employee's account under the Plan. An employee may not during any Offering Period change his or her percentage of payroll deduction for that Offering Period, nor may an employee withdraw any contributed funds, other than in accordance with Sections 14 through 20 below.

7. OFFERING PERIODS.

     The Offering Periods shall be determined by the Committee. The first Offering Period under the Plan shall commence on the date determined by the Committee.

8. RIGHTS TO PURCHASE COMMON STOCK; PURCHASE PRICE.

     Rights to purchase shares of Common Stock will be deemed granted to participating employees as of the first trading day of each Offering Period.
The purchase price of each share of Common Stock (the "Purchase Price") shall be determined by the Committee; provided, however, the Purchase Price shall not be
                             -----------------
less than the lesser of 85 percent of the fair market value of the Common Stock
(i) on the first trading day of the Offering Period or (ii) on the last trading day of such Offering Period; provided, further, that in no event shall the
                             -----------------
Purchase Price be less than the par value of the Common Stock. For purposes of the Plan, "fair market value" means the value of each share of Common Stock subject to the Plan on a given date determined as follows: if on such date the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on The Nasdaq Stock Market, or are publicly traded on an established securities market, the fair market value of the shares of Common Stock shall be the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on such date or, if such date is not a trading day, on the trading day immediately preceding such date (or if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Common Stock are not listed on such an exchange, quoted on such System or traded on such a market, fair market value shall be determined by the Board in good faith.

9. TIMING OF PURCHASE; PURCHASE LIMITATION.

     Unless a participating employee has given prior written notice terminating such employee's participation in the Plan, or the employee's participation in the Plan has otherwise been terminated as provided in Sections 14 through 20 below, such employee will be deemed to have exercised automatically his or her right to purchase Common Stock on the last trading day of the Offering Period (except as provided in Section 14 below) for the number of shares of Common Stock which the accumulated funds in the employee's account at that time will purchase at the Purchase Price, subject to the participation adjustment provided for in Section 13 below and subject to adjustment under Section 26 below. Notwithstanding any other provision of the Plan, no employee may purchase in any one calendar year under the Plan and all other "employee stock purchase plans" of the Company and its participating Affiliates shares of Common Stock having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the Offering Period as to shares purchased during such period. Effective upon the last trading day of the Offering Period, a participating employee will become a stockholder with respect to the shares purchased during such period, and will thereupon have all dividend, voting and other ownership rights incident thereto. Notwithstanding the foregoing, no shares shall be sold pursuant to the Plan unless the Plan is approved by the Company's stockholders in accordance with
Section 25 below.

10.       ISSUANCE OF STOCK CERTIFICATES.

     On the last trading day of the Offering Period, a participating employee will be credited with the number of shares of Common Stock purchased for his or her account under the Plan during such Offering Period. Shares purchased under the Plan will be held in the custody of an agent (the "Agent") appointed by the Board of Directors. The Agent may hold the shares purchased under the Plan in stock certificates in nominee names and may commingle shares held in its custody in a single account or stock certificate without identification as to individual participating employees. A participating employee may, at any time following his or her purchase of shares under the Plan, by written notice instruct the Agent to have all or part of such shares reissued in the participating employee's own name and have the stock certificate delivered to the employee.

11.       WITHHOLDING OF TAXES.

     To the extent that a participating employee realizes ordinary income in connection with a sale or other transfer of any shares of Common Stock purchased under the Plan, the Company may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participating employee or from shares that would otherwise be issued to the participating employee hereunder. Any participating employee who sells or otherwise transfers shares purchased under the Plan within two years after the beginning of the Offering Period in which the shares were purchased must within 30 days of such transfer notify the Payroll Department of the Company in writing of such transfer.

12.       ACCOUNT STATEMENTS.

     The Company will cause the Agent to deliver to each participating employee a statement for each Offering Period during which the employee purchases Common Stock under the Plan, reflecting the amount of payroll deductions during the Offering Period, the number of shares purchased for the employee's account, the price per share of the shares purchased for the employee's account and the number of shares held for the employee's account at the end of the Offering Period.

13.       PARTICIPATION ADJUSTMENT.

     If in any Offering Period the number of unsold shares that may be made available for purchase under the Plan pursuant to Section 1 above is insufficient to permit exercise of all rights deemed exercised by all participating employees pursuant to Section 9 above, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds then remaining in a participating employee's account after such exercise will be refunded to the employee.

14.       CHANGES IN ELECTIONS TO PURCHASE.

     (a) A participating employee may, at any time prior to the last trading day of the Offering Period, by written notice to the Company, direct the Company to cease payroll deductions (or, if the payment for shares is being made through periodic cash payments, notify the Company that such payments will be terminated), in accordance with the following alternatives:

          (i) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Offering Period, with the amount then credited to the employee's account; or

          (ii) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

     (b) Any participating employee may increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next Offering Period, by delivering to the Company a new form regarding election to participate in the Plan under Section 5 above.

15.       VOLUNTARY TERMINATION OF EMPLOYMENT OR DISCHARGE.

     In the event a participating employee voluntarily leaves the employ of the Company or a participating Affiliate, otherwise than by retirement under a plan of the Company or a participating Affiliate, or is discharged for cause prior to the last day of the Offering Period, the amount in the employee's account will be distributed and the employee's option to purchase will terminate.

16.       RETIREMENT OR SEVERANCE.

     In the event a participating employee who has an option to purchase shares leaves the employ of the Company or a participating Affiliate because of retirement under a plan of the Company or a participating Affiliate, or because of termination of the employee's employment by the Company or a participating

Affiliate for any reason except discharge for cause, the participating employee may elect, within 10 days after the date of such retirement or termination, one of the following alternatives:

     (a) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Offering Period, with the amount then credited to the employee's account; or

     (b) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

     In the event the participating employee does not make an election within the aforesaid 10-day period, he or she will be deemed to have elected subsection 16(b) above.

17.       LAY-OFF, AUTHORIZED LEAVE OR ABSENCE OR DISABILITY.

     Payroll deductions for shares for which a participating employee has an option to purchase may be suspended during any period of absence of the employee from work due to lay-off, authorized leave of absence or disability or, if the employee so elects, periodic payments for such shares may continue to be made in cash.

     If such employee returns to active service prior to the last day of the Offering Period, the employee's payroll deductions will be resumed and if said employee did not make periodic cash payments during the employee's period of absence, the employee shall, by written notice to the Company's Payroll Department within 10 days after the employee's return to active service, but not later than the last day of the Offering Period, elect:

     (a) To make up any deficiency in the employee's account resulting from a suspension of payroll deductions by an immediate cash payment;

     (b) Not to make up such deficiency, in which event the number of shares to be purchased by the employee shall be reduced to the number of whole shares which may be purchased with the amount, if any, then credited to the employee's account plus the aggregate amount, if any, of all payroll deductions to be made thereafter; or

     (c) Withdraw the amount in the employee's account and terminate the employee's option to purchase.

     A participating employee on lay-off, authorized leave of absence or disability on the last day of the Offering Period shall deliver written notice to his or her employer on or before the last day of the Offering Period, electing one of the alternatives provided in the foregoing clauses (a), (b) and (c) of this
Section 17. If any employee fails to deliver such written notice within 10 days after the employee's return to active service or by the last day of the Offering Period, whichever is earlier, the employee shall be deemed to have elected subsection 17(c) above.

     If the period of a participating employee's lay-off, authorized leave of absence or disability shall terminate on or before the last day of the Offering Period, and the employee shall not resume active employment with the Company or a participating Affiliate, the employee shall receive a distribution in accordance with the provisions of Section 16 of this Plan.

18.       DEATH.

     In the event of the death of a participating employee while the employee's option to purchase shares is in effect, the legal representatives of such employee may, within three months after the employee's death (but no later than the last day of the Offering Period) by written notice to the Company or participating Affiliate, elect one of the following alternatives:

     (a) The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Offering Period, with the amount then credited to the employee's account; or

     (b) Withdraw the amount in such employee's account and terminate such employee's option to purchase.

     In the event the legal representatives of such employee fail to deliver such written notice to the Company or participating Affiliate within the prescribed period, the election to purchase shares shall terminate and the amount, then credited to the employee's account shall be paid to such legal representatives.

19.       FAILURE TO MAKE PERIODIC CASH PAYMENTS.

     Under any of the circumstances contemplated by this Plan, where the purchase of shares is to be made through periodic cash payments in lieu of payroll deductions, the failure to make any such payments shall reduce, to the extent of the deficiency in such payments, the number of shares purchasable under this Plan.

20.       TERMINATION OF PARTICIPATION.

     A participating employee will be refunded all moneys in his or her account, and his or her participation in the Plan will be terminated if either (a) the Board elects to terminate the Plan as provided in Section 25 below, or (b) the employee ceases to be eligible to participate in the Plan under Section 4 above. As soon as practicable following termination of an employee's participation in the Plan, the Company will deliver to the employee a check representing the amount in the employee's account and a stock certificate representing the number of whole shares held in the employee's account. Once terminated, participation may not be reinstated for the then current Offering Period, but, if otherwise eligible, the employee may elect to participate in any subsequent Offering Period.

21.       ASSIGNMENT.

     No participating employee may assign his or her rights to purchase shares of Common Stock under the Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Common Stock under the Plan may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

22.       APPLICATION OF FUNDS.

     All funds received or held by the Company under the Plan may be used for any corporate purpose until applied to the purchase of Common Stock and/or refunded to participating employees. Participating employees' accounts will not be segregated.

23.       NO RIGHT TO CONTINUED EMPLOYMENT.

     Neither the Plan nor any right to purchase Common Stock under the Plan confers upon any employee any right to continued employment with the Company or any of its participating Affiliates, nor will an employee's participation in the Plan restrict or interfere in any way with the right of the Company or any of its participating Affiliates to terminate the employee's employment at any time.

24.       AMENDMENT OF PLAN.

     The Board may, at any time, amend the Plan in any respect (including an increase in the percentage specified in Section 8 above used in calculating the Purchase Price); provided, however, that without approval of the stockholders of
                 -----------------
the Company no amendment shall be made (a) increasing the number of shares specified in Section 1 above that may be made available for purchase under the Plan (except as provided in Section 26 below), (b) changing the eligibility requirements for participating in the Plan, or (c) impairing the vested rights of participating employees.

25.       EFFECTIVE DATE; TERM AND TERMINATION OF THE PLAN.

     The Plan shall be effective as of the date of adoption by the Board, which date is set forth below, subject to approval of the Plan by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy; provided, however, that upon
                                                -----------------
approval of the Plan by the shareholders of the Company as set forth above, all rights to purchase shares granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Company had approved the Plan on the effective date. If the shareholders fail to approve the Plan on or before one year after the effective date, the Plan shall terminate, any rights to purchase shares granted hereunder shall be null and void and of no effect, and all contributed funds shall be refunded to participating employees. The Board may terminate the Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participating employees that have vested at the time of termination. In any event, the Plan shall, without further action of the Board, terminate ten (10) years after the date of adoption of the Plan by the Board or, if earlier, at such time as all shares of Common Stock that may be made available for purchase under the Plan pursuant to Section 1 above have been issued.

26.  EFFECT OF CHANGES IN CAPITALIZATION.

a.   Changes in Stock.

     If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the effective date of the Plan, the number and kinds of shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which rights are outstanding shall be similarly adjusted so that the proportionate interest of a participating employee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding rights shall not change the aggregate Purchase

Price payable by a participating employee with respect to shares subject to such rights, but shall include a corresponding proportionate adjustment in the Purchase Price per share.

     b.   Reorganization in Which the Company Is the Surviving Corporation.

     Subject to Subsection (c) of this Section 26, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding rights under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such rights would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such rights immediately prior to such reorganization, merger or consolidation.

     c. Reorganization in Which the Company Is Not the Surviving Corporation or Sale of Assets or Stock.

     Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, [or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board that results in any person or entity owning more than 80 percent of the combined voting power of all classes of stock of the Company], the Plan and all rights outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the rights theretofore granted, or for the substitution for such rights of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Offering Period shall be deemed to have ended on the last trading day prior to such termination, and in accordance with Section 10 above the rights of each participating employee then outstanding shall be deemed to be automatically exercised on such last trading day. The Board shall send written notice of an event that will result in such a termination to all participating employees not later than the time at which the Company gives notice thereof to its stockholders.

     d.   Adjustments.

     Adjustments under this Section 26 related to stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive.

     e.   No Limitations on Company.

     The grant of a right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

27.       GOVERNMENTAL REGULATION.

     The Company's obligation to issue, sell and deliver shares of Common Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance or sale of such shares.

28.       STOCKHOLDER RIGHTS.

     Any dividends paid on shares held by the Company for a participating employee's account will be transmitted to the employee. The Company will deliver to each participating employee who purchases shares of Common Stock under the Plan, as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed by the Company to its stockholders. Any shares of Common Stock held by the Agent for an employee's account will be voted in accordance with the employee's duly delivered and signed proxy instructions. There will be no charge to participating employees in connection with such notices, proxies and other materials.

29.       RULE 16b-3.

     Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Securities Exchange Act of 1934, as amended. If any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

30.       PAYMENT OF PLAN EXPENSES.

     The Company will bear all costs of administering and carrying out the Plan.

                                  *    *    *

     This Plan was duly adopted and approved by the Board of Directors of the Company on the 21st of October, 1999.

                              /s/ KATHERINE A. RESLER
                              -----------------------
                              Katherine A. Resler
                              Secretary


     This Plan was duly approved by the stockholders of the Company on the 21st of October, 1999.

                              ACX TECHNOLOGIES, INC.

                              /s/ JILL B. W. SISSON
                              ---------------------
                              Jill B. W. Sisson
                              Secretary

          Amendment 1 to CoorsTek, Inc. Employee Stock Purchase Plan

February 17, 2000
-----------------

Requirement that Participants Use National Discount Brokers to Sell Plan Shares
-------------------------------------------------------------------------------


          WHEREAS, the Corporation maintains the CoorsTek, Inc. Employee Stock Purchase Plan, (the "Plan") adopted by the Board of Directors on October 21, 1999;

          WHEREAS, the Compensation Committee has determined that for reasons of administrative efficiency and to facilitate the tracking of shares of Stock acquired under the Plan, it is desirable and in the Corporation's best interest to require each participant in the Plan to hold shares of Stock acquired under the Plan with National Discount Brokers until either (i) such shares are sold by the participant or (ii) two years from the date of the grant of the right to purchase such shares under the Plan and one year from the date of the exercise
                                    ---
of the right to purchase such shares under the Plan have passed;

          WHEREAS, the Plan provides that the interpretation and construction by the Board or Compensation Committee of any provision of the Plan shall be final and conclusive, and such power and authority to interpret and construe the Plan has been vested by the Board in the Compensation Committee.

          NOW, THEREFORE, BE IT RESOLVED, that the Compensation Committee hereby determines that participants in the Plan shall be required to hold shares of Stock acquired under the Plan with National Discount Brokers until either (i) such shares are sold by the participant or (ii) two years from the date of the grant of the right to purchase such shares under the Plan and one year from the
                                                          ---
date of the exercise of the right to purchase such shares under the Plan have passed;

          RESOLVED, that the Compensation Committee of the Board of Directors of the Company hereby approves an amendment to the CoorsTek, Inc. Employee Stock Purchase Plan (the "Plan"), effective as of February 17, 2000 which excludes the Company's foreign subsidiaries: CoorsTek Scotland, CoorsTek Korea, CoorsTek Canada and CoorsTek GmbH from participating in the Plan; and

          FURTHER RESOLVED, that the Company shall designate a broker to administer stock sales under the Plan; and

          FURTHER RESOLVED, that any officer of the Corporation, be and each of them is, authorized to execute the amendments to the Plan as presented to the Committee and to execute all such other instruments and documents and to do and perform all such acts as shall be necessary or proper in order to carry out the purpose set forth in the foregoing resolutions.

                                [COORSTEK LOGO]


                        ANNUAL MEETING OF STOCKHOLDERS

                             TUESDAY, MAY 8, 2001
                            10:00 A.M. (LOCAL TIME)

                        AMERICAN MOUNTAINEERING CENTER
                                710 10TH STREET
                            GOLDEN, COLORADO 80401



[COORSTEK LOGO]                                                            PROXY
--------------------------------------------------------------------------------
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned stockholder of CoorsTek, Inc. hereby appoints John K. Coors and Joseph G. Warren, Jr., and each of them, as attorneys and proxies of the undersigned, with power of substitution, to vote all the shares of common stock of CoorsTek, Inc. that the undersigned may be entitled to vote as of March 16, 2001 with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of CoorsTek, Inc. to be held at 10:00 A.M. (local time) on May 8, 2001 at the American Mountaineering Center, 710 10th Street, Golden, Colorado 80401, or any postponements, continuations and adjournments thereof.


EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.












                      SEE REVERSE FOR VOTING INSTRUCTIONS.

COMPANY #

CONTROL #

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK --- EASY --- IMMEDIATE
 . Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (ET) on May 7, 2001.
 . You will be prompted to enter your 3-digit Company Number and your 7-digit
  Control Number which are located above.
 . Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- HTTP://WWW.EPROXY.COM/CRTK/ -- QUICK --- EASY --- IMMEDIATE

 . Use the Internet to vote your proxy 24 hours a day, 7 days a week, until
  12:00 p.m. (CT) on May 7, 2001.
 . You will be prompted to enter your 3-digit Company Number and your 7-digit
  Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to CoorsTek, Inc., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.


      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

 1. Election of directors:         [ ] Vote FOR          [ ] Vote WITHHELD
                                       all nominees          from all nominees
                                       (except as marked)

Class I   01 W. J. Kitchen  02 Robert L. Smialek
Class II  03 John E. Glancy 04 John Markle, III
Class III 05 John K. Coors  06 Donald E. Miller 07 Kimberly S. Patmore

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.) [ ]




[GRAPHIC OMITTED]

2.    To approve and adopt CoorsTek's Stock Option and Incentive Plan, as amended.
      [ ]    For     [ ]     Against     [ ]    Abstain
3.    To approve and adopt CoorsTek's Employee Stock Purchase Plan, as amended.
      [ ]    For     [ ]     Against     [ ]    Abstain
4. To ratify the selection of PricewaterhouseCoopers LLP as CoorsTek's independent auditors for the fiscal year ending December 31, 2001.
      [ ]    For     [ ]     Against     [ ]    Abstain


UNLESS CONTRARY INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. THE UNDERSIGNED HEREBY AUTHORIZES THE PROXIES, AND EACH OF THEM, IN THEIR OR HIS DISCRETION, TO VOTE ON ANY OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


Address Change? Mark Box [ ]
Indicate changes below:





                        Date ---------------------------
                        Signature(s) in Box [          ]


                        Signature: (Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.)